SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Saia, Inc.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
2007 PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS CLASS II DIRECTORS FOR A THREE-YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING
CLASS I DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE AT THE 2009 ANNUAL MEETING
CLASS III DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE AT THE 2008 ANNUAL MEETING
THE BOARD, BOARD MEETINGS AND COMMITTEES
ELECTION OF DIRECTORS
CONSIDERATION OF DIRECTOR NOMINEES
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
STOCK OWNERSHIP
SAIA, INC. COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3 APPROVAL OF AMENDMENTS TO THE SAIA, INC. AMENDED AND RESTATED 2003 OMNIBUS INCENTIVE PLAN
SUMMARY OF THE 2003 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED, SUBJECT TO SHAREHOLDER APPROVAL
ADDITIONAL INFORMATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 19, 2007

To Our Shareholders:

We cordially invite you to attend the 2007 annual meeting of shareholders of Saia, Inc., formerly known as SCS Transportation, Inc. The meeting will take place at EBC Office and Conference Center, 11330 Lakefield Dr., Bldg. 2, Duluth, Georgia 30097 on April 19, 2007, at 10:30 a.m. local time. We look forward to your attendance, either in person or by proxy.

The purpose of the meeting is to:

1. Elect three directors, each for a term of three years;

2. Ratify the appointment of KPMG LLP as Saia’s independent auditors for fiscal year 2007;

3. Consider and vote upon proposed amendments to Saia’s Amended and Restated 2003 Omnibus Incentive Plan; and

4. Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

Only shareholders of record at the close of business on March 2, 2007 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

James A. Darby
Secretary

March 16, 2007

Please complete, date, sign and return the accompanying proxy card or vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in either the United States or Canada.

If you are a registered shareholder, you may elect to have next year’s proxy statement and annual report made available to you via the Internet. We strongly encourage you to enroll in this service. It is a cost-effective way for us to send you proxy materials and annual reports.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

Saia, Inc.
11465 Johns Creek Parkway
Duluth, Georgia 30097

2007 PROXY STATEMENT

The Board of Directors of Saia, Inc., formerly known as SCS Transportation, Inc., (“Saia”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2007 annual meeting of shareholders. The meeting will take place at EBC Office and Conference Center, 11330 Lakefield Dr., Bldg. 2, Duluth, Georgia 30097 on April 19, 2007, at 10:30 a.m. local time. At the meeting, shareholders will vote on the election of three directors, the ratification of the appointment of KPMG LLP as Saia’s independent auditors for fiscal year 2007, will consider and vote upon proposed amendments to Saia’s Amended and Restated 2003 Omnibus Incentive Plan, and will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Herbert A. Trucksess, III, Chairman of Saia’s Board of Directors, James A. Darby, Saia’s Vice President — Finance, Chief Financial Officer and Secretary, and John J. Holland, a director of Saia, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

Saia’s Annual Report to Shareholders for the fiscal year ended December 31, 2006, which includes Saia’s audited annual financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first sending this proxy statement, form of proxy and accompanying materials to shareholders on or about March 16, 2007.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY EITHER IN THE ENCLOSED ENVELOPE, VIA THE INTERNET OR BY TELEPHONE.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the shareholders will be asked to:

1. Elect three directors, each for a term of three years;

2. Ratify the appointment of KPMG LLP as Saia’s independent auditors for fiscal year 2007; and

3. Consider and vote upon proposed amendments to Saia’s Amended and Restated 2003 Omnibus Incentive Plan.

Shareholders also will transact any other business that may properly come before the meeting. Members of Saia’s management team and a representative of KPMG LLP, Saia’s independent auditors, will be present at the meeting to respond to appropriate questions from shareholders.

Who is entitled to vote?

The record date for the meeting is March 2, 2007. Only shareholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is Saia’s common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 14,327,072 shares of Saia common stock outstanding.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

1. You May Vote by Mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in either the United States or Canada.

2. You May Vote by Telephone or on the Internet.  If you are a registered shareholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or on the Internet by following the instructions included on the proxy card. If you vote by telephone or on the Internet, you do not have to mail in your proxy card. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern time on April 18, 2007.

If your shares are held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

NOTE:	If you are a registered shareholder, you may elect to have next year’s proxy statement and annual report made available to you via the Internet. We strongly encourage you to enroll in this service. It is a cost-effective way for us to send you proxy materials and annual reports.

3. You May Vote in Person at the Meeting.  If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered shareholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote:

•	by signing another proxy with a later date;

•	by voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

•	if you are a registered shareholder, by giving written notice of such revocation to the Secretary of Saia prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

Saia’s transfer agent, UMB Bank, n.a., will tabulate and certify the votes. A representative of the transfer agent will serve as an inspector of election.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•	FOR the election of the three nominees to the Board of Directors;

•	FOR the ratification of KPMG LLP as Saia’s independent auditors; and

•	FOR the amendments to Saia’s Amended and Restated 2003 Omnibus Incentive Plan.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the three nominees to the Board of Directors;

•	FOR the ratification of KPMG LLP as Saia’s independent auditors; and

•	FOR the amendments to Saia’s Amended and Restated 2003 Omnibus Incentive Plan.

Will any other business be conducted at the meeting?

We know of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of Saia’s independent auditors?

The ratification of the appointment of KPMG LLP as Saia’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to approve the proposed amendments to the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan?

The approval of the proposed amendments to the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, so they will not affect the outcome of any proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

Current Nominees

The Board of Directors currently consists of nine directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Class II directors will expire at the upcoming annual meeting. The Board of Directors has nominated John J. Holland, Richard D. O’Dell and Douglas W. Rockel for election as Class II directors for three-year terms expiring at the annual meeting of shareholders to be held in 2010 and until their successors are elected and qualified. Messrs. Holland, O’Dell and Rockel currently serve as Class II directors.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES.

The following table sets forth, with respect to each nominee, the nominee’s name, age, principal occupation and employment during the past five years, the year in which the nominee first became a director of Saia and directorships held in other public companies.

NOMINEES FOR ELECTION AS
CLASS II DIRECTORS FOR A THREE-YEAR
TERM EXPIRING AT THE 2010 ANNUAL MEETING

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

John J. Holland, 2002	57	Mr. Holland has served as Executive Vice President and Chief Financial Officer of Alternative Energy Sources, Inc., a publicly-traded ethanol producer, since August 2006. Previously, Mr. Holland was the President and Chief Executive Officer and a director of Butler Manufacturing Company, a publicly-traded manufacturer of prefabricated buildings, from July 1999 and Chairman of the Board of Directors of Butler from November 2001 to October 2004. Mr. Holland is a member of the Board of Directors of Cooper Tire and Rubber Company.

Richard D. O’Dell, 2006	45	Mr. O’Dell has been President and Chief Executive Officer of Saia, Inc. since December 2006, and has served as President of Saia since July 2006. In 1997, Mr. O’Dell joined Saia Motor Freight Line, Inc. as Chief Financial Officer. He continued in that position until his appointment as President and CEO in 1999 of Saia Motor Freight Line, Inc.

Douglas W. Rockel, 2002	50	Mr. Rockel has been President, Chief Executive Officer and Chairman of the Board of Directors of Roots, Inc., a private commercial real estate development and investment company, since August 2001. Prior to that he was a Senior Vice President with ABN Amro Securities (formerly ING Barings) from February 1997 to July 2001.

Continuing Directors

The terms of Saia’s three Class I directors expire at the annual meeting of shareholders to be held in 2009. The terms of Saia’s three Class III directors expire at the annual meeting of shareholders to be held in 2008. The following tables set forth, with respect to each Class I and Class III director, his or her name, age, principal occupation and employment during the past five years, the year in which he or she first became a director of Saia and directorships held in other public companies.

CLASS I DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2009 ANNUAL MEETING

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

Herbert A. Trucksess III, 2000	57	Mr. Trucksess is Chairman of the Board of Directors of Saia. He was named President and Chief Executive Officer of the Yellow Regional Transportation Group (now Saia, Inc.) in February 2000 and served as Chief Executive Officer until December 2006. Mr. Trucksess is a director of School Specialty, Inc., a publicly-traded provider of educational products and services.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

James A. Olson, 2002	64	Mr. Olson is a principal of Plaza Belmont LLC, a private equity fund and served as Chief Financial Officer of Plaza Belmont LLC from 1999 to 2006. He retired in March 1999 from Ernst & Young LLP after 32 years. Mr. Olson is a member of the Board of Trustees of Entertainment Properties Trust, a publicly-traded real estate investment trust, and a director of American Century Mutual Funds.

Jeffrey C. Ward, 2006	48	Mr. Ward is a Vice President at A.T. Kearney, Inc., a global management consulting firm, where he is responsible for consulting assignments with a focus on the North American freight market. Mr. Ward joined A.T. Kearney, Inc. in 1991.

CLASS III DIRECTORS CONTINUING IN OFFICE
WHOSE TERMS EXPIRE AT THE 2008 ANNUAL MEETING

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

Linda J. French, 2004	59	Ms. French is retired from her position as assistant professor of business administration at William Jewell College in Liberty, Missouri, where she served from 1997 to August 2001. Prior to joining the William Jewell faculty, Ms. French was a partner at the law firm of Blackwell Sanders Peper Martin and an executive officer of Payless Cashways, Inc.

William F. Martin, Jr., 2004	59	Mr. Martin retired from Yellow Corporation, the former parent company of Saia, Inc., now known as YRC Worldwide Inc., in 2002, after 25 years of service. He had been senior vice president of legal, general counsel and corporate secretary.

Bjorn E. Olsson, 2005	61	Mr. Olsson served on the Resident Management Team at George K. Baum & Company, an investment bank, from September 2001 to September 2004. Prior to that time Mr. Olsson was President and Chief Executive Officer/Chief Operating Officer of Harmon Industries, Inc., a publicly-traded supplier of signal and train control systems to the transportation industry, from August 1990 to November 2000.

CORPORATE GOVERNANCE

THE BOARD, BOARD MEETINGS AND COMMITTEES

The system of governance practices followed by the Company is memorialized in the charters of the three standing committees of the Board of Directors (the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee) and in the Company’s Corporate Governance Guidelines. The charters and Corporate Governance Guidelines are intended to provide the Board with the necessary authority and practices to review and evaluate the Company’s business and to make decisions independent of the influence of the Company’s management. The Corporate Governance Guidelines establish guidelines for the Board with respect to Board meetings, Board composition, selection and election, director responsibility, director access to management and independent advisors, and non-employee director compensation.

The Corporate Governance Guidelines and committee charters are reviewed periodically and updated as necessary to reflect evolving governance practices and changes in regulatory requirements. The Corporate Governance Guidelines are reviewed annually and were most recently modified by the Board effective July 20, 2006. The Audit Committee charter, included as Exhibit A, was most recently modified by the Board in January 2007. The Corporate Governance Guidelines and each of the Board’s committee charters are available free of charge on the Company’s website (www.saia.com).

Non-Employee Chairman of the Board

The Board of Directors has designated a non-employee director, Mr. Herbert A. Trucksess, III, as the Chairman of the Board. Mr. Trucksess formerly served as the Company’s Chief Executive Officer.

Lead Independent Director

The Board of Directors includes a Lead Independent Director.

The Lead Independent Director is elected annually by the independent directors. For 2006, the Lead Independent Director was Douglas W. Rockel. The primary responsibilities of the Lead Independent Director are to:

•	set jointly with the Chairman of the Board the schedule for Board meetings and provide input to the Chairman concerning the agenda for Board meetings;

•	advise the Chairman as to the quality, quantity and timeliness of the flow of information to the independent directors;

•	coordinate, develop the agenda for, chair and moderate meetings of independent directors, and generally act as principal liaison between the independent directors and the Chairman;

•	provide input to the Compensation Committee concerning the Chief Executive Officer’s performance; and

•	provide input to the Nominating and Governance Committee regarding the appointment of chairs and members of the various committees.

Meetings

The Board of Directors held thirteen meetings in 2006. Each director attended at least 75% of the meetings convened by the Board and the applicable committees during such director’s service on the Board.

Executive sessions of non-employee directors are held as part of each regularly scheduled meeting of the Board. The sessions are chaired by the Lead Independent Director. Any non-employee director can request that an additional executive session be scheduled.

Committees

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Current Committee memberships are as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee

James A. Olson, Chairman	Linda J. French, Chairperson	John J. Holland, Chairman
John J. Holland	Bjorn E. Olsson	Linda J. French
Bjorn E. Olsson	Douglas W. Rockel	Douglas W. Rockel
Jeffrey C. Ward

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held six meetings in 2006. The functions of the Audit Committee are described in the Audit Committee charter and include the following:

•	review the adequacy and quality of Saia’s accounting and internal control systems;

•	review Saia’s financial reporting process on behalf of the Board of Directors;

•	oversee the entire audit function, both internal and independent, including the selection of the independent auditors;

•	review and assess Saia’s compliance with legal requirements and codes of conduct; and

•	provide an effective communication link between the auditors (internal and independent) and the Board of Directors.

Each member of the Audit Committee meets the independence and experience requirements for audit committee members as established by The Nasdaq Stock Market. The Board of Directors has determined that Mr. Olson, Mr. Holland, and Mr. Olsson are “audit committee financial experts,” as defined by applicable rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee held eight meetings in 2006. The functions of the Compensation Committee are described in the Compensation Committee charter and include the following:

•	determines the salaries, bonuses and other remuneration and terms and conditions of employment of the executive officers of Saia;

•	supervises the administration of Saia’s incentive compensation and equity-based compensation plans; and

•	makes recommendations to the Board of Directors with respect to Saia’s compensation policies, including the compensation of non-employee directors.

Each member of the Compensation Committee meets the definition of an independent director as established by The Nasdaq Stock Market.

Nominating and Governance Committee

The Nominating and Governance Committee held three meetings in 2006. The functions of the Nominating and Governance Committee are described in the Nominating and Governance Committee charter and include the following:

•	review the size and composition of the Board and make recommendations to the Board as appropriate;

•	review criteria for election to the Board and recommend candidates for Board membership;

•	review the structure and composition of Board committees and make recommendations to the Board as appropriate; and

•	develop and oversee an annual self-evaluation process for the Board and its committees.

Each member of the Nominating and Governance Committee meets the definition of an independent director as established by The Nasdaq Stock Market.

ELECTION OF DIRECTORS

Pursuant to the Company’s Corporate Governance Guidelines, in an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board of Directors), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will promptly tender his or her resignation to the Chairman of the Board following certification of the stockholder vote.

The Nominating and Governance Committee will promptly consider the resignation and will recommend to the Board whether to accept the tendered resignation or reject it. In considering whether to accept or reject the tendered resignation, the Nominating and Governance Committee will consider all factors deemed relevant by the members of the Nominating and Governance Committee including, without limitation, the stated reasons why stockholders “withheld” votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to the Company, and the Company’s Corporate Governance Guidelines. The Board will act on the Nominating and Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting where the election occurred. In considering the Nominating and Governance Committee’s recommendation, the Board will consider the factors considered by the Nominating and Governance Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Nominating and Governance Committee’s recommendation, the Company will promptly publicly disclose the Board’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the Securities and Exchange Commission. To the extent that one or more directors’ resignations are accepted by the Board, the Nominating and Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board. Any director who tenders his or her resignation pursuant to this provision of the Corporate Governance Guidelines will not participate in the Nominating and Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Nominating and Governance Committee received a greater number of votes “withheld” from their election than votes “for” their election at the same election, then the independent directors who are on the Board who did not receive a greater number of votes “withheld” from their election than votes “for” their election (or who were not standing for election) will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the independent directors who did not receive a greater number of votes “withheld” from their election than votes “for” their election or who were not standing for election.

CONSIDERATION OF DIRECTOR NOMINEES

Director Qualifications

The Corporate Governance Guidelines include director qualification standards, which provide as follows:

•	A majority of the members of the Board of Directors must qualify as independent directors in accordance with the rules of The Nasdaq Stock Market;

•	No member of the Board of Directors should serve on the Board of Directors of more than three other public companies;

•	No person may stand for election as a director of the Company after reaching age 70; and

•	No director shall serve as a director, officer or employee of a competitor of the Company.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Corporate Governance Guidelines provide that directors and candidates for director generally should, at a minimum, meet the following criteria:

•	Directors and candidates should have high personal and professional ethics, integrity, values and character and be committed to representing the interests of the Company and its shareholders;

•	Directors and candidates should have experience and a successful track record at senior policy-making levels in business, government, technology, accounting, law and/or administration;

•	Directors and candidates should have sufficient time to devote to the affairs of the Company and to enhance their knowledge of the Company’s business, operations and industry; and

•	Directors and candidates should have expertise or a breadth of knowledge about issues affecting the Company that is useful to the Company and complementary to the background and experience of other Board members.

Procedures for Recommendations and Nominations by Shareholders

The Nominating and Governance Committee has adopted policies concerning the process for the consideration of director candidates by shareholders. The Nominating and Governance Committee will consider director candidates submitted by shareholders of Saia. Any shareholder wishing to submit a candidate for consideration should send the following information to the Secretary of the Company, Saia, Inc., 11465 Johns Creek Parkway, Suite 400, Duluth, Georgia 30097:

•	The name and address of the shareholder submitting the candidate as it appears on the Company’s books; the number and class of shares owned beneficially and of record by such shareholder and the length of period held; and proof of ownership of such shares;

•	Name, age and address of the candidate;

•	A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•	Any information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934 and rules adopted thereunder;

•	A description of any arrangements or understandings between the recommending shareholder and such candidate;

•	A supporting statement which describes the candidate’s reasons for seeking election to the Board of Directors, and documents his or her ability to satisfy the director qualifications described in Saia’s Corporate Governance Guidelines; and

•	A signed statement from the candidate, confirming his or her willingness to serve on the Board of Directors.

The Secretary of Saia will promptly forward such materials to the Nominating and Governance Committee Chair and the Chairman of the Board of Saia. The Secretary will also maintain copies of such materials for future reference by the Committee when filling Board positions.

If a vacancy arises or the Board decides to expand its membership, the Nominating and Governance Committee will seek recommendations of potential candidates from a variety of sources (including incumbent directors, shareholders, the Corporation’s management and third party search firms). At that time, the Nominating and Governance Committee also will consider potential candidates submitted by shareholders in accordance with the procedures described above. The Nominating and Governance Committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he or she is potentially qualified to serve on the Board. The Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder candidates on the same basis as those submitted by other sources.

After completing this process, the Nominating and Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Committee will rank them by order of preference, depending on their respective qualifications and Saia’s needs. The Nominating and Governance Committee Chair, or another director designated by the Nominating and Governance Committee Chair, will then contact the desired candidate(s) to evaluate their potential interest and to set up interviews with the full Committee. All such interviews are held in person, and include only the candidate and the Nominating and Governance Committee members. Based upon interview results, the candidate’s qualifications and appropriate background checks, the Nominating and Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board.

Separate procedures apply if a shareholder wishes to submit a director candidate at the Company’s annual meeting that is not approved by the Nominating and Governance Committee or the Board of Directors. Pursuant to Section 2.07(a) of the Amended and Restated By-Laws of the Company, for nominations to be properly brought before an annual meeting pursuant to clause (C) of paragraph (a)(i) of Section 2.07 of the By-Laws, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not later than the close of business on the 90th calendar day nor earlier than the 120th calendar day prior to the anniversary date of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Such shareholder’s notice shall set forth the following items:

•	As to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder;

•	As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

•	The name and address of such shareholder and of such beneficial owner as they appear on the Company’s books;

•	The class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner;

•	A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

•	A representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (ii) otherwise solicit proxies from shareholders in support of such nomination.

The foregoing summary is qualified in its entirety by reference to the Company’s By-Laws, which have been filed with the Securities and Exchange Commission and copies of which are available from the Company.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has adopted the following procedures for shareholders to send communications to the Board or individual directors of the Company:

Shareholders seeking to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, Saia, Inc., 11465 Johns Creek Parkway, Suite 400, Duluth, Georgia 30097. The Secretary of the Company will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary of the Company, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board of Directors, or if applicable, to the individual director(s) named in the correspondence. Subject to the following, the Chairman of the Board and the Lead Independent Director will receive copies of all shareholder communications, including those addressed to individual directors, unless such communications address allegations of misconduct or mismanagement on the part of the Chairman. In such event, the Secretary of the Company will first consult with and receive the approval of the Lead Independent Director before disclosing or otherwise discussing the communication with the Chairman.

The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes, and the Company also reserves the right to verify ownership status before forwarding shareholder communications to the Board of Directors.

The Secretary of the Company will determine the appropriate timing for forwarding shareholder communications to the directors. The Secretary will consider each communication to determine whether it should be forwarded promptly or compiled and sent with other communications and other Board materials in advance of the next scheduled Board meeting.

Shareholders also have an opportunity to communicate with the Board of Directors at the Company’s annual meeting of shareholders. The Company’s Corporate Governance Guidelines provide that absent unusual circumstances, directors are expected to attend all annual meetings of shareholders. Each of the directors then-serving on the Board attended the Company’s 2006 annual meeting of shareholders.

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of Saia’s common stock beneficially owned by each director, each executive officer, and each former executive officer named in the Summary Compensation Table on page 22 and all directors and executive officers as a group, as of January 31, 2007. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

	Common Stock Beneficially Owned				Share
		Rights to			Units Held
	Shares	Acquire		Percent	Under
	Beneficially	Beneficial		of	Deferral
Name of Beneficial Owner	Owned(1)	Ownership(2)	Total	Class(3)	Plans(4)

Linda J. French	2,279	—	2,279	*	1,983
John J. Holland	1,079	12,500	13,579	*	5,555
William F. Martin, Jr.	200	—	200	*	3,211
Richard D. O’Dell	6,000	87,082	93,082	*	33,022
James A. Olson	1,037	12,500	13,537	*	6,268
Bjorn E. Olsson	2,000	—	2,000	*	3,712
Douglas W. Rockel	2,075	12,500	14,575	*	6,268
Herbert A. Trucksess, III	224,502	262,762	487,264	3.32%	—
Jeffrey C. Ward	2,000	—	2,000	*	1,975
Anthony Albanese	—	8,890	8,890	*	31,389
James J. Bellinghausen	10,110	—	10,110	*	—
James A. Darby	—	35,306	35,306	*	22,046
David J. Letke	3,700	5,570	9,270	*	—
Mark H. Robinson	1,400	18,404	19,804	*	9,377

All directors and executive officers as a group (13 persons)	246,272	455,514	701,786	4.72%	124,806

*	Denotes less than 1%

(1)	Includes common stock owned directly and indirectly. 100,000 of Mr. Trucksess’ shares are held indirectly in a revocable trust.

(2)	Number of shares that can be acquired on January 31, 2007 or within 60 days thereafter through the exercise of stock options. These shares are excluded from the “Shares Beneficially Owned” column.

(3)	Based on the number of shares outstanding on January 31, 2007 (14,424,672), plus the number of shares subject to acquisition within 60 days thereafter, by the relevant beneficial owner.

(4)	Represents phantom stock units, receipt of which has been deferred pursuant to the SCST Executive Capital Accumulation Plan or the Company’s Directors’ Deferred Fee Plan. The phantom stock units deferred pursuant to the SCST Executive Capital Accumulation Plan are payable in cash, while the phantom stock units deferred pursuant to the Company’s Directors’ Deferred Fee Plan are payable in stock; in each case, the phantom stock units’ value tracks the performance of the Company’s common stock. The units are not considered beneficially owned under the rules of the Securities and Exchange Commission.

SAIA, INC.
COMPENSATION DISCUSSION AND ANALYSIS

Saia, Inc. (Saia or the Company) is among the leading regional less-than-truckload (LTL) companies in the United States, serving the South, Southwest, Pacific Northwest, Midwest, and Western Regions of the United States. Saia’s primary long-term corporate objective is to create superior value for our shareholders. To achieve this, Saia is committed to delivering best-in-class service to our customers, which in turn seeks to produce continued growth and value not only for shareholders but also for our employees. To achieve these objectives, the Company has developed a comprehensive business strategy that emphasizes long-term value through employee development, operational excellence and superior financial performance. Saia’s executive compensation program is designed to further these objectives. Our executive compensation program is performance-based, aligns executives’ interests with shareholders, and rewards executives for achievement of short- and long-term business performance goals.

Oversight of the Executive Compensation Program

The Company’s Executive Compensation Program is administered by the Compensation Committee of the Board of Directors (the “Committee”). The Committee, which is composed entirely of independent directors (as defined in the applicable rules for The Nasdaq Stock Market, as well as applicable federal law), is responsible for all components of Saia’s officer compensation programs. The current Committee members include Ms. French, Mr. Olsson, and Mr. Rockel. Ms. French serves as the Committee Chair.

The purpose of the Committee is to aid the Board of Directors in meeting the responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation and benefits of executive officers, administers the equity incentive plans, and administers other awards under the Omnibus Incentive Plan. A more complete description of the Committee’s responsibilities is provided in the Committee’s Charter approved by the Board of Directors, which can be found on the Company’s website (www.saia.com) in the investor relations section.

The Committee has the authority to engage the services of independent compensation consultants and legal advisers. In 2006, the Committee retained the services of Mercer Human Resource Consulting (“the Consultant”) to advise on issues related to the Committee’s responsibilities. The Consultant was selected by the Committee and reports to the Chair of the Committee. The Committee has the authority to determine the scope of the Consultant’s services and retains the right to terminate the Consultant’s contract at any time.

Executive Compensation Philosophy

It is the Company’s belief that the Executive Compensation Program should (1) link pay and performance and (2) attract, motivate, reward and facilitate the retention of the executive talent required to achieve corporate objectives. The primary long-term corporate objective is to create value for the Company’s shareholders. To this end, the Company’s Executive Compensation Program focuses significantly on long-term stock price performance.

In support of this philosophy, Saia uses several different executive compensation elements that align rewards with the short- and long-term performance of the Company and each executive. These programs are structured to deliver competitive compensation levels for the achievement of specific performance objectives.

Our philosophy for each component of pay is as follows:

•	Base Salaries: Target near the marketplace 50th percentile, over time, based on performance and growth in the experience of our executives

•	Annual Incentive Compensation: Target award levels near the market 50th percentile, with an opportunity to achieve upper market quartile payouts for outstanding performance

•	Long-Term Incentives Compensation: Target awards near the market 50th percentile levels with an opportunity to achieve upper market quartile payouts for outstanding performance

•	Benefits and Perquisites: Provide elements and levels that are consistent with broad market practices for executives

The Compensation Committee annually reviews the executive compensation levels of the Named Executive Officers (i.e. executive officers disclosed in the Summary Compensation Table on page 22) using competitive data for similar positions at other, like-sized companies, generally meaning companies of one-half to three times our revenues. Data is gathered from published compensation surveys and the proxy statements from a group of publicly traded transportation peer companies. The specific peers included in the review of proxy statements during 2006 were Arkansas Best Corporation, Covenant Transport, Inc., HeartLand Express, Inc., Knight Transportation, Inc., Marten Transportation Ltd., Old Dominion Freight Line, Inc., Quality Distribution, Inc., U.S. Xpress Enterprise, Inc., USA Truck, Inc., Vitran Corporation, and Werner Enterprises, Inc. This review is conducted by the Committee’s Consultant. While the Committee carefully reviews the competitive compensation data, other factors considered in determining appropriate compensation levels include executive experience, Company performance, individual performance, internal pay equity, and succession planning. There were no material differences in the factors considered for each Named Executive Officer in the decision to increase or decrease compensation.

Regarding the CEO’s compensation, the Committee meets in executive session to determine the amount, form, and terms of such compensation for Board approval. For all other officer compensation decisions, the CEO provides recommendations and may be present for the decisions and related discussions, but may not vote.

Components of the Executive Compensation Program

The primary elements of the Executive Compensation Program are base salaries, annual incentives, long-term incentives, and other benefits and perquisites.

The Committee annually reviews all elements of the Named Executive Officer’s compensation programs relative to the executive compensation philosophy, including base salaries, annual incentives, long-term incentives, the dollar value to executives and cost to the Company of all perquisites and other personal benefits, the earnings and accumulated payout obligations under the Company’s non-qualified deferred compensation program, the actual projected payout obligations under the Company’s Supplemental Executive Retirement Plan (applicable only to Mr. Trucksess) and compensation under several potential severance and change-in-control scenarios. This review is conducted through the use of, among other things, competitive compensation data and tally sheets that set forth total rewards history, as well as potential rewards under various employment termination scenarios. Each of these compensation components are detailed further below.

Base Salaries — Base salaries represent the fixed portion of the Executive Compensation Program and are commensurate with the executive’s job level. Base salary levels for the Named Executive Officers in 2006 were established through comparisons with the market survey data described above. Overall, the base salary levels are close to the market 50th percentile, in the aggregate. The Committee’s intent is to target the marketplace’s 50th percentile for officer base salaries, over time, based on performance and growth in the experience of the executives. The specific factors considered in determining the base salary increases for 2006 were competitive compensation levels, executive experience, Company performance, individual performance, internal pay equity and succession planning.

All salaried employees, including the Named Executive Officers, are eligible for an annual merit increase to base salary. The targeted 2006 increase budgeted for all officers was 3.5% of base salary. The average actual merit increase for Named Executive Officers was 3.2% of base salary. The merit increases for Mr. Trucksess, Mr. Bellinghausen, and Mr. Robinson were effective corresponding with the date of the executive’s last merit increase. For all other Named Executive Officers, the effective date of the merit increases was August 1, 2006.

Mr. Trucksess’ salary was increased to $489,258, reflecting a 3% merit increase for 2006. In connection with the annual review of Mr. Trucksess’ compensation, the Committee reviewed an internal equity analysis, comparing Mr. Trucksess’ compensation as a multiple of average employee pay by job level.

In addition to the 2006 annual merit increases, base salary levels were increased on July 1, 2006 as a result of promotions and increased job responsibilities associated with the consolidation and relocation of the holding company. For those Named Executive Officers receiving such increase, the average increase was 20% of base salary.

As a result of the 2006 increases in base salary levels, the compensation that may be earned from the annual and long-term incentives, the Company’s contribution to the SCST Executive Capital Accumulation Plan, and severance arrangements increased for the Named Executive Officers.

Annual Incentive Compensation — The annual incentive component of the Executive Compensation Program represents the variable portion of the total compensation opportunity that motivates and rewards executives to achieve short-term corporate objectives. Saia’s annual incentive plan is structured to provide cash incentives to key employees based on the achievement of key corporate, business unit and individual objectives for a fiscal year. Under the plan, a funding pool is created based on the performance of selected financial goals. For 2006, the corporate performance measure was earnings per share and the business unit performance measure for Saia Motor Freight Line, Inc. was business unit operating income (excluding property gains and losses and integration charges). These measures were selected based on how well they reflect the short-term performance of the Company, how well they are understood by participants, and their alignment with competitive practice. Saia’s annual incentive plan sets target, threshold and maximum levels used to determine the payout. These target payouts range from 30% of base salary to 60% of base salary for the Company’s Named Executive Officers. Maximum opportunities for the annual incentive are 200% of the target.

For 2006, the weighting of the performance measures for the Named Executive Officers were as follows:

	Corporate	Business Unit	Individual
Named Executive Officer	EPS	Operating Income	Objectives

Richard D. O’Dell		75%	25%
Herbert A. Trucksess, III	75%		25%
James A. Darby		75%	25%
James J. Bellinghausen	75%		25%
Anthony D. Albanese		75%	25%
Mark H. Robinson	75%		25%
David J. Letke		75%	25%

The actual incentives paid to Mr. Trucksess and Mr. Bellinghausen for 2006 were at target levels pursuant to their severance package associated with their departure as a result of the consolidation and relocation of the holding company. For Mr. Robinson for 2006 his incentive was paid at target for the first half of 2006 consistent with Mr. Trucksess and Mr. Bellinghausen and his individual performance levels and was paid using the Saia operating income metrics and individual performance levels for the second half of 2006. For the other Named Executive Officers, actual annual incentives paid for 2006 were based on Saia’s operating income, and individual performance levels. Actual Saia Motor Freight operating income (excluding property gains and losses and integration charges) was $59.8 million compared to a goal of $58.7 million resulting in an incentive of 105.8% of target for that measure. Individual performance was determined by reviewing each Named Executive Officer’s performance relative to pre-established individual performance goals. The individual goals were selected based on the respective individual’s areas of responsibility. While most of the individual performance goals were established with objective measurement criteria, some discretion is applied in determining performance levels relative to goals and the associated individual incentive awards. For 2006, the average payout for the individual incentive portion of the annual incentive for Named Executive Officers was 104.3% of target.

For 2007, the annual incentive plan for Named Executive Officers is structured to provide cash incentives to key employees based on the achievement of corporate earnings per share. This measure was selected based on how well it is understood by participants and to align with competitive practice. The weighting of each of the 2007 performance goals for all of the Named Executive Officers is 100% on corporate earnings per share.

The EPS performance goals for 2007 were set considering 2006 performance, the strategic plan, and the annual 2007 budget. Generally, the Committee sets the target level for the EPS goal at the budget level approved by the

Board of Directors. Threshold and maximum EPS goals are set considering competitive goal range spreads and the incremental earnings between the minimum and target, and target and maximum goals. For 2007, the threshold EPS goal is above 2006 actual performance and the target goal is above the average estimate of the stock analysts who cover the Company.

Over the past five years, the performance at the Company’s business unit, Saia Motor Freight, has exceeded target incentive goals four times and has not exceeded the maximum performance goals. Generally, the Committee sets the threshold, target, and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

Long-Term Incentive Compensation — The long-term incentive component of the Executive Compensation Program represents the variable portion of the total compensation opportunity that motivates and rewards executives to achieve long-term corporate objectives. We believe that executive officers should have an ongoing stake in the success of the Company and they should have a considerable portion of their total compensation tied to Company stock price performance since the primary long-term corporate objective is to create value for our shareholders. The role of Saia’s long-term incentives is to reward executives for such long-term shareholder value creation.

Under the Amended and Restated 2003 Omnibus Incentive Plan, which was approved by shareholders in 2003 and amendments to which were approved by shareholders in 2005, the Compensation Committee has the authority to provide long-term incentives to key employees using a variety of devices, including stock options, restricted stock, and performance units. In order to provide a strong focus on creating value relative to other companies in our industry, and to tie compensation to shareholder value creation, the Committee has elected to use a combination of performance unit awards and stock option grants. For 2006, 50% of a Named Executive Officer’s long-term incentive opportunity was granted in performance units and 50% was in stock options valued using the Black-Scholes option valuation model. This mix between performance units and stock options was selected to balance the focus between relative and absolute stock performance and reflect competitive practices.

The role of the performance units is to reward executives for long-term value creation relative to peer companies. Under the performance units granted in 2006, participants will earn cash awards based on Saia’s total shareholder return (TSR) performance relative to a group of 30 primarily small and mid-capitalization trucking transportation and logistics peer companies over a three-year performance period of 2006 — 2008 with payouts as follows:

Percent Rank of Saia’s TSR from 2006 — 2008 Compared to Peer Companies	Payout Percentage of Target Incentive

At 75th percentile or higher	200%
At 50th Percentile	100%
At 25th percentile	25%
Below 25th percentile	0%

At the end of the performance period, the percentile rank of the Company’s TSR will be calculated. Any Peer Company that is no longer publicly traded will be excluded from this calculation. The payout associated with the Company’s percentile rank will be based on the chart above with payouts interpolated for performance between the 25th and 50th percentile and the 50th and 75th percentile. If TSR at the end of the performance period is negative, no payouts are made under the awards.

Actual awards for the recently completed 2004-2006 performance period, as disclosed in Summary Compensation Table under Non-Equity Incentive Plan Compensation, were 160% of target, based on a final determination of TSR over the performance period, and were paid out during the first quarter of 2007. Actual awards are not scheduled to be paid out until the first quarter of 2008 for the 2005-2007 performance period and first quarter of 2009 for the 2006-2008 performance period, based on a final determination of TSR over the relevant performance period.

The role of the stock options is to reward executives for the absolute long-term value creation. The Compensation Committee has the plenary authority to determine when and to whom awards shall be granted, the term of each award, the number of shares covered by each award, and all other conditions of the award.

It has been our practice that the material terms and conditions of all stock options are established and approved by the Committee. Specifically, the CEO’s award is determined and approved by the Compensation Committee. The award levels for the other Named Executive Officers and other participants are proposed by the CEO and reviewed and approved by the Compensation Committee.

The timing of the stock option grants has historically been in the first quarter of the fiscal year with the exact grant date corresponding with the date of the meeting of the Compensation Committee. Saia has not and does not plan to have a practice to time option award grants made to existing or new executives with the release of non-public material information. In 2006, the Company adopted a policy to make regular equity awards (e.g., annual grants) to the Company’s executive officers and directors on the third trading day following the release of the Company’s financial results for the prior fiscal year (except as otherwise provided in the Amended and Restated Saia, Inc. 2003 Omnibus Incentive Plan). The stock option grants to the Named Executive Officers are approved by the Compensation Committee on the same day as the grants to other stock option recipients. The exercise price of the stock options is equal to the market closing share price of Saia on the grant date.

Stock options granted in 2006 and 2007 have an exercise price equal to the market closing price of Saia stock on the date of grant and a three-year cliff vesting schedule and a seven-year term, except for a special grant of 19,990 options to Mr. O’Dell made in February 2007 in recognition of his promotion to CEO which have a ten-year term and vest one-third in the third year, one-third in the fourth year and one-third in the fifth year. The three-year cliff vesting schedule is designed to coincide with payouts under the performance unit awards made in 2006 and 2007 in order to provide cash to facilitate the exercise of the stock options and promote increased stock ownership.

A total of 44,240 non-qualified stock options were granted to the Named Executive Officers in 2006, representing 60% of the total stock options granted. In February 2007, the Company granted a total of 47,860 non-qualified stock options to the Named Executive Officers, representing 58% of the total stock options granted.

Benefits and Perquisites — The Company provides medical, dental, disability, life insurance and defined contribution retirement benefits, to which substantially all employees, including the Named Executive Officers, are entitled to participate. The role of these plans is to provide a competitive level of health, welfare, and retirement benefits to substantially all employees. The amounts that the Named Executive Officers have chosen to contribute to the defined contribution plan are included in the salary column of the Summary Compensation Table and the matching contributions are included in the All Other Compensation column on page 22. Additional details regarding the design of the defined contribution retirement benefits are disclosed on page 26.

In addition to the benefits provided to all employees, the Company provides benefits and perquisites that are limited to officers. These programs are reviewed annually by the Compensation Committee regarding their competitiveness and appropriateness. No modifications were made to these programs in fiscal year 2006. The officer-only benefits and perquisites are described below.

The Company provides a non-qualified deferred compensation plan, titled the SCST Executive Capital Accumulation Plan, to officers. The role of this plan is to provide the opportunity to defer taxation on all or a portion of base salary and a portion of annual incentives through irrevocable elective deferrals, and to provide a supplemental executive retirement benefit that is consistent with competitive practices. The amounts which the Named Executive Officers have chosen to contribute to the SCST Executive Capital Accumulation Plan are included in the salary column of the Summary Compensation Table. Additional details of the Plan are disclosed on page 26.

The Company provides a non-qualified supplemental defined benefit retirement plan to Mr. Trucksess that is reduced by amounts received from the SCST Executive Capital Accumulation Plan. The purpose of this plan is to provide Mr. Trucksess with approximately the difference between the supplemental retirement benefits that he would have received under his previous employment contract with his former employer (Yellow Corporation, now known as YRC Worldwide Inc.), had Mr. Trucksess continued his employment with Yellow Corporation, and the expected actual retirement benefits Mr. Trucksess is entitled to from Yellow Corporation. This contractual benefit was negotiated at the time the Company was formed, when Mr. Trucksess assumed the role of Chairman and CEO, and is not provided to other executives. This retirement benefit is payable to Mr. Trucksess upon retirement under the SCST Executive Capital Accumulation Plan and his Employment Agreement. Additional details of the Plan are disclosed on page 27.

The Company provides limited perquisites to its Named Executive Officers. The perquisites for the Named Executive Officers include a car allowance ($7,200 maximum allowance for all Named Executive Officers), financial/legal planning allowance ($5,000 maximum allowance for Mr. Trucksess and Mr. O’Dell and $4,000 for other Named Executive Officers), executive term life insurance ($1,000,000 coverage for Mr. Trucksess and $500,000 for other Named Executive Officers), and country club memberships (no maximum level and provided only to Mr. Trucksess and Mr. O’Dell). In fiscal 2006, two Named Executive Officers received perquisites with a value greater than $10,000 as disclosed in the “All Other Compensation” columns of the Summary Compensation Table disclosed on page 22.

Termination of Employment/Severance Arrangements

The Company has entered into Executive Severance Agreements with all the Named Executive Officers. These executive agreements provide the executives with severance in the event of a change-in-control and termination (i.e., double trigger) without cause or for good reason. The role of these agreements is to reduce the distraction that may be caused by the personal uncertainties of continued employment created by a proposal from a third person concerning a possible business combination with or acquisition of equity securities of Saia to be consistent with competitive practice.

The material terms of the executive severance agreements are designed to be consistent with competitive practices including a gross-up provision for excise taxes. Designing the agreements to be consistent with competitive practice facilitates our ability to attract, motivate, reward, and retain the executive talent required to meet the Company’s business objectives.

The material terms of the executive severance agreements are as follows:

•	Lump sum cash amount equal to a defined multiple of the highest base salary and bonuses paid or payable with respect to any 12 consecutive month period during the three years ending with the date of the executive’s termination

•	Continuation of the applicable medical, life insurance, and long-term disability plans and programs covering key executives of the Company

•	Vesting of unvested stock options in the event of a change-in-control (with 12 months from the date of change-in-control to exercise the stock options, 24 months in the case of Mr. O’Dell)

•	Gross-up payment for any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986

A summary of the severance arrangements with remaining Named Executive Officers are as follows:

Named Executive Officer	Severance Multiple		Benefits Continuation Period

Richard D. O’Dell	3.0	x	36 months
Anthony D. Albanese	2.0	x	24 months
James A. Darby	2.0	x	24 months
Mark H. Robinson	2.0	x	24 months
David J. Letke	2.0	x	24 months

The rationale for the higher severance multiples and longer benefits continuation periods for most senior executives is after termination, there typically is a longer job search period required to find another comparable position the more senior the executive. Furthermore, they also are typically at greater risk of termination in the event of a change-in-control. A more detailed description of the specific circumstances that would trigger severance payouts and the estimated payments and benefits that would be provided in each covered circumstance for the Named Executive Officers, assuming that the relevant triggering event occurred on the last business day of fiscal 2006, are disclosed in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement on page 28.

Mr. Albanese and O’Dell also have severance rights pursuant to their employment contracts in the event of termination by Saia for disability, termination without cause, termination for good reason, or termination by death.

Under such employment contracts, in the event of termination by Saia for disability or termination by death, the executive is provided the severance right of immediate vesting of outstanding stock options. In the event of termination by Saia without cause or termination for good reason, the executive is provided the severance rights of base salary continuation for a period of 24 months after termination, pro rata target bonus based on the actual portion of the fiscal year in which termination of employment occurs, eligible for payment of retirement benefits under Saia’s nonqualified defined contribution plan, if any, continuation for 24 months of benefits plans and programs that covered them immediately prior to termination of employment, and immediate vesting of all outstanding stock options with two years from termination to exercise (but not beyond the term of such option), and payment of excise tax or interest or penalties imposed by Section 4999 of the Internal Revenue Code as a result of payments or benefits received by the executive. These severance benefits are conditioned upon the executive’s compliance with non-competition and non-solicitation provisions. A more detailed description of the specific circumstances that would trigger severance payouts and the estimated payments and benefits that would be provided in each covered circumstance for the Named Executive Officers, assuming that the relevant triggering event occurred on the last business day of fiscal 2006, are disclosed in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement on page 28.

In the event of termination without cause in situations like a reduction in workforce that would not be covered by the Executive Severance Agreements, or for those individuals who do not have such agreements, the Company has in the past provided a minimum of 12 weeks of severance compensation for officers. This practice has provided competitive severance levels to officers who are not covered by other formal severance arrangements in the event of termination that typically is unrelated to an individual’s job performance. The severance payment supports the former employee for a limited period of time for the transition from employment at Saia to their next employer. This is not a formal policy of the Company, but an informal practice that the Company has the right to modify or eliminate at anytime.

As of December 31, 2006, Mr. Trucksess ceased to be an employee of Saia as a result of the sale of Jevic and the relocation and consolidation of the holding company. He remains Chairman of the Board of Directors of Saia, Inc. In accordance with the employment agreement entered into between the Company and Mr. Trucksess’ (filed as exhibit 10.5 of the Company’s annual report on Form 10-K for the year ended December 31, 2002 and the modification of the employment agreement dated December 7, 2006 filed as exhibit 10.1 of the Company’s Form 8-K filed on December 13, 2006) Mr. Trucksess will receive certain termination benefits. The amounts of Mr. Trucksess’ termination payments are disclosed in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement on page 28. Additionally, Mr. Bellinghausen received termination benefits in connection with his termination as a result of the sale of Jevic and the relocation and consolidation of the holding company effective December 31, 2006. Mr. Bellinghausen’s termination benefits are disclosed in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement on page 28.

Tax Implications of Executive Compensation

Under Section 162(m) of the Internal Revenue Code, publicly traded companies may not receive a tax deduction on non-performance-based compensation paid to Named Executive Officers in excess of $1 million. Saia’s awards of performance units and stock under the 2003 Omnibus Incentive Plan qualify as performance-based compensation under the law; except with respect to performance units and stock options, no specific actions have been taken with regard to the annual incentive plan to comply with Section 162(m) at this time, since only Messrs. Trucksess’ and O’Dell’s cash compensation has the potential to be effected by the $1 million limit, and then only in an outstanding performance year. The rationale for this practice is that from time to time it may be in the best interests of shareholders to allow for some flexibility in the manner in which payouts under the annual incentive plan are determined, to appropriately link pay and performance.

Section 409A is a section of the Internal Revenue Code added by the American Jobs Creation Act of 2004 which reforms the rules for governing nonqualified deferred compensation (NQDC) plans and arrangements. Section 409A generally applies to amounts deferred after December 31, 2004. However, the rules under

Section 409A would also apply to any amounts deferred prior to that time if a “material modification” is made to the plan after October 3, 2004. Amendments have been made to the Executive Severance Agreements and Employment Agreements in 2006 to comply with Section 409A. Specifically, separation payouts to key executives under these agreements have been delayed for six months as required under Section 409A. Aggregate amount of the delayed payments shall be paid in a lump sum, plus interest on such amount based on the six-month Treasury Bill rate calculated from the date of termination of employment.

Accounting Implications of Executive Compensation

In December 2004, the FASB issued SFAS No. 123 (Revised), Share-Based Payment. SFAS No. 123-R replaces SFAS No. 123 and supersedes APB Opinion No. 25. Accordingly, the Company records a non-cash expense for our stock compensation plans using the fair value method. Historically we have recorded our compensation cost in accordance with APB Opinion No. 25, which did not require the recording of an expense for stock options if they were granted at a price equal to the fair market value of our common stock on the grant date. No changes to the design of the long-term incentive program have been made as a result of fair-value accounting under SFAS No. 123-R.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, Executive Officers, and beneficial owners of more than 10% of Common Stock to file with the SEC reports regarding their ownership and changes in ownership of the Company’s securities. The Company believes that during fiscal 2006, its Directors, Executive Officers, and greater-than-ten-percent shareholders complied with all Section 16(a) filing requirements, with the exception of two instances of late filings for the following stock transactions in 2006: Mark H. Robinson purchased “phantom” stock units in the Company’s deferred compensation plan on December 14, 2006 and reported the purchase on Form 4 on February 6, 2007; and Jeffrey C. Ward received a grant of shares for his service on the Board on March 2, 2006, and reported the grant on March 8, 2006.

Compensation Recovery Policy

In 2007 the Company adopted a formal policy regarding the recovery of performance-based compensation during years in which restated performance would have reduced the amount paid. It is the policy of the Board of Directors that the Company will, to the extent permitted by governing law, require reimbursement of all or a portion thereof, as applicable, of any performance-based compensation paid to any participant in the Company’s long term incentive plans after January 30, 2007 where a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement, and b) a lower payment, or no payment, would have been made to the participant based upon the restated financial results. In each such instance, the Company will, to the extent practicable, seek to recover the amount by which the individual participant’s compensation exceeded the amount that would have been paid based on the restated financial results, plus a reasonable rate of interest.

Stock Ownership Guidelines

The Committee has approved the Saia Stock Ownership Guidelines (“Ownership Guidelines”), which apply to officers who receive long-term incentives. The purpose of the guidelines is to further align executives’ interests with shareholders’ through stock ownership.

The number of shares that an officer needs to acquire to satisfy the Ownership Guidelines is determined by multiplying their current base salary by the applicable multiple of base salary and dividing by the share price. The current Ownership Guidelines are set based on competitive levels and are as follows:

Position	Multiple of Base Salary

Chief Executive Officer	5.0x
SVP Operations and Sales	3.0x
Chief Financial Officer & VP Finance	2.5x
Chief Information Officer & VP Information and Technology	2.5x
All Other Officers	2.0x

The Committee reviews Ownership Guidelines at least annually and monitors each covered executive’s progress toward, and continued compliance with, the guidelines.

The table below describes the ownership guidelines for each current Named Executive Officer and the number of shares owned as of December 31, 2006.

		Actual Shares Owned
		Including Non-Qualified
	Number of Shares to	Deferred Plan Share	Percentage of
Named Executive Officer	Attain Guideline(1)	Equivalents	Guideline Attained(1)

Richard D. O’Dell	78,414	32,418	41.3%
James A. Darby	21,327	17,637	82.7%
Anthony D. Albanese	34,123	25,111	73.6%
Mark H. Robinson	19,732	8,901	45.1%
David J. Letke	19,605	3,700	18.9%

(1)	Guideline determined using the executives’ 2006 base salary at December 31, 2006 and the closing share price of $23.21 on December 29, 2006.

The Named Executive Officers are not in compliance with the above stock ownership guidelines due to recent changes in the guidelines for changes in positions due to the recent sale of Jevic and the consolidation and relocation of the holding company and the recent decrease in the stock price.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation awarded to, earned by or paid to Saia’s chief executive officer and chief financial officer (including all individuals who served in those capacities during 2006) and its three other most highly compensated executive officers (the “Named Executive Officers” or “NEOs”) for services rendered in all capacities within Saia during the fiscal year ended December 31, 2006.

SUMMARY COMPENSATION TABLE — 2006
(All values represented in 000s)

								Change in
								Pension
								Value and
								Non-
								Qualified
						Non-Equity		Deferred
				Stock	Option	Incentive Plan		Compensation	All Other
	Salary		Bonus	Awards	Awards(7)	Compensation		Earnings	Compensation	Total
Name & Principal Position	($)		($)	($)	($)	($)		($)	($)	($)

Richard D. O’Dell,	347,508	(1)	220,598	—	40,605	345,925	(2)	—	44,525	999,161
President & Chief Executive Officer(3)
Herbert A. Trucksess, III,	488,071	(1)	391,406	—	180,858	542,649	(2)	—	1,675,538	3,278,523
Chairman(4)
James A. Darby,	187,500	(1)	82,841	—	9,137	73,734	(2)	—	27,947	381,159
Vice President of Finance & Chief Financial Officer(5)
James J. Bellinghausen,	212,435	(1)	107,123	—	—	83,766	(2)	—	351,179	754,502
Vice President(6)
Anthony D. Albanese,	258,176	(1)	122,918	—	23,380	185,288	(2)	—	33,917	623,679
Sr. Vice President of Sales & Operations
Mark H. Robinson,	187,917	(1)	77,418	—	15,555	93,697	(2)	—	26,441	401,028
Vice President of Information Technology & Chief Information Officer
David J. Letke,	180,262	(1)	57,215	—	14,648	72,002	(2)	—	23,902	348,029
Vice President of Operations — East

(1)	Includes amounts deferred under the SCST Executive Capital Accumulation Plan as disclosed in the Nonqualified Deferred Compensation Table on page 26.

(2)	Amount earned for the 2004 — 2006 long-term incentive award under the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan.

(3)	Mr. O’Dell became President of Saia, Inc. on July 1, 2006 and subsequently became Chief Executive Officer and President of Saia, Inc. on December 31, 2006.

(4)	Mr. Trucksess was Chairman, President and Chief Executive Officer of Saia, Inc. until July 1, 2006 at which time he became Chairman and Chief Executive Officer of Saia, Inc. until December 31, 2006. Effective December 31, 2006, Mr. Trucksess’ employment terminated and he remained as Chairman of the Board of Directors of Saia, Inc. as a result of the sale of Jevic and the relocation and consolidation of the holding company.

(5)	Mr. Darby became Chief Financial Officer of Saia, Inc. on September 1, 2006.

(6)	Mr. Bellinghausen was Chief Financial Officer of Saia, Inc. until September 1, 2006 at which time he became Vice President of Saia, Inc. until December 31, 2006. Effective December 31, 2006, Mr. Bellinghausen’s employment terminated as a result of the sale of Jevic and the relocation and consolidation of the holding company.

(7)	Valuation assumptions for stock options are disclosed in note 9 to the financial statements included in the Company’s December 31, 2006 Form 10-K.

Saia is a party to an employment agreement with Herbert A. Trucksess, III. Mr. Trucksess’ employment with the Company terminated on December 31, 2006. Mr. Trucksess continues to serve as Chairman of the Company’s Board of Directors. Upon his termination and following the six-month waiting period required by Section 409 of the Internal Revenue Code, Mr. Trucksess will receive a lump sum cash payment equal to three times his annual rate of base compensation and a pro rated target bonus based on the actual portion of the fiscal year elapsed prior to the termination of the executive’s employment. Mr. Trucksess and his spouse will remain covered under the employee benefit plans in which he participated prior to termination of employment for 36 months. All outstanding stock options held by Mr. Trucksess at the time of termination vested and remain exercisable until the earlier of three years following his termination or the expiration of the option term. In addition, Mr. Trucksess is eligible to receive the supplemental retirement benefits described in “Pension Benefits” below.

Saia also has entered into employment agreements with Richard D. O’Dell and Anthony D. Albanese. The terms and conditions of these employment agreements are summarized below.

During the employment period, Messrs. O’Dell and Albanese (i) receive a base salary (which shall be reviewed annually but shall at no time during the term of the agreement be decreased from the rate then in effect); (ii) participate in a bonus program for which the criteria and parameters for payment are determined annually by the Compensation Committee of the Board of Directors; and (iii) participate in employee benefit plans made available by Saia to its executives from time to time.

Each employment agreement terminates immediately upon the executive officer’s death. Saia may terminate the executive’s employment agreement in the event of the permanent and total disability of the executive or for cause. Each of Messrs. O’Dell and Albanese may terminate his employment at any time by providing 30 days’ notice to the Company, in which case he will receive base salary to the date of termination and all his outstanding stock options will be forfeited.

Each of Mr. O’Dell and Mr. Albanese are entitled to certain payments upon termination in some circumstances. See “Potential Payments Upon Termination or Change in Control.”

All Other Compensation

The following table sets forth the detail of other compensation awarded to, earned by or paid to Saia’s Named Executive Officers for services rendered in all capacities within Saia during the fiscal year ended December 31, 2006.

All Other Compensation — 2006

						Company	Company
						Contributions	Contributions	Dividends/
	Perquisites			Payments/		to Defined	to Defined	Earnings
	& Other	Tax Preparation		Accruals on		Contribution	Contribution	on Stock/
	Personal	and Planning	Car	Termination		Plans	Plans (Def.	Option	Insurance
Name	Benefits(3)	Reimbursements	Allowance	Plans		(401(k))	Comp.)	Awards	Premiums(4)	Other(4)

Richard D. O’Dell	1,747	244	7,200	—		6,050	25,762	—	780	2,741
Herbert A. Trucksess, III	6,960	5,681	7,200	1,606,890	(1)	6,050	38,158	—	4,590	—
James A. Darby	—	—	7,200	—		6,050	12,891	—	1,806	—
James J. Bellinghausen	—	1,295	7,200	321,368	(2)	6,050	14,507	—	759	—
Anthony D. Albanese	—	—	7,200	—		6,050	18,386	—	966	1,315
Mark H. Robinson	—	—	7,200	—		6,050	12,687	—	504	—
David J. Letke	—	—	1,091	—		6,050	11,696	—	5,065	—

(1)	Accrual of termination benefits under Mr. Trucksess’ employment agreement as a result of his termination due to the sale of Jevic and the subsequent relocation and consolidation of the holding company. Termination benefits expected to be paid in early July 2007.

(2)	Accrual of termination benefits for Mr. Bellinghausen as a result of his termination due to the sale of Jevic and the subsequent relocation and consolidation of the holding company. Termination benefits expected to be paid in early July 2007.

(3)	Payment of country club dues.

(4)	Deemed compensation for spousal travel.

Grants of Plan-Based Awards

The following table sets forth the detail of grants of plan-based awards to Saia’s Named Executive Officers (NEOs) for services rendered in all capacities within Saia during the fiscal year ended December 31, 2006.

Grants of Plan-Based Awards — 2006

								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
					Estimated Future Payouts			Number of	Number of	or Base	Value of
		Estimated Future Payouts Under			Under Equity Incentive Plan			Shares of	Securities	Price of	Stock
		Non-Equity Incentive Plan Awards			Awards			Stock or	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	(1)($)	(1)($)	(1)($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Awards

Richard D. O’Dell	1/28/2006	—	—	—	—	—	—	—	9,560	27.38	85,777
	1/1/2006	—	172,628	345,256	—	—	—	—	—	—	—
Herbert A. Trucksess, III	1/28/2006	—	—	—	—	—	—	—	16,000	27.38	143,560
	1/1/2006	—	—	—	—	—	—	—	—	—	—
James A. Darby	1/28/2006	—	—	—	—	—	—	—	2,170	27.38	19,470
	1/1/2006	—	33,000	66,000	—	—	—	—	—	—	—
James J. Bellinghausen	1/28/2006	—	—	—	—	—	—	—	3,990	27.38	35,800
	1/1/2006	—	—	—	—	—	—	—	—	—	—
Anthony D. Albanese	1/28/2006	—	—	—	—	—	—	—	5,500	27.38	49,349
	1/1/2006	—	79,200	158,400	—	—	—	—	—	—	—
Mark H. Robinson	1/28/2006	—	—	—	—	—	—	—	3,570	27.38	32,032
	1/1/2006	—	51,200	102,400	—	—	—	—	—	—	—
David J. Letke	1/28/2006	—	—	—	—	—	—	—	3,450	27.38	30,955
	1/1/2006	—	48,538	97,075	—	—	—	—	—	—	—

Footnotes:

(1)	Estimated payouts under the 2006-2008 long-term incentive awards under the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan calculated based on base salaries as of December 31, 2006.

All long-term incentives awarded in 2006 were awarded under the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan, which was approved by the shareholders at the 2005 annual meeting. The performance period for these awards is 2006-2008. Each participant who received an award is assigned a target cash incentive, which is a percentage of average annual base salary during the three years of the performance period. The amount of the target cash incentive that is paid to a participant with respect to the three-year performance period is based on the total shareholder return of Saia compared to the total shareholder return of selected peer companies. If the total shareholder return of Saia for the three-year period is negative, no payouts are made under the award. Payouts are made in cash at the end of the three-year performance period. Because the amount of an executive’s payout is based on the Company’s total shareholder return compared to that of members of a peer group over a three-year period, the exact amount of the payout (if any) cannot be determined at this time. The target and maximum amounts in the table above were calculated based on the participant’s base salary at December 31, 2006 using each participant’s appropriate payout percentage for the target payout estimate and two times the target amount for the maximum payout estimate.

The stock option grants to the Named Executive Officers are approved by the Compensation Committee on the same day as the grants to other stock option recipients. Stock options granted in 2006 have an exercise price equal to the market closing price of Saia stock on the date of grant and a three-year cliff vesting schedule and a seven-year term. The grant date fair value of the stock options was determined using the Black-Scholes-Merton formula with the following assumptions:

•	risk free interest rate of 4.40%;

•	expected life of three years;

•	expected volatility of 42%; and

•	a dividend rate of zero.

Outstanding Equity Awards at December 31, 2006

The following table sets forth information regarding the number of shares of unexercised stock options and the number of shares and value of unvested restricted stock outstanding on December 31, 2006 for our Named Executive Officers.

	Option Awards						Stock Awards
				Equity					Equity	Equity
				Incentive					Incentive Plan	Incentive Plan
				Plan				Market	Awards:	Awards:
				Awards:			Number	Value of	Number of	Market or
	Number of	Number of		Number of			of Shares	Shares or	Unearned	Payout Value of
	Securities	Securities		Securities			or Units	Units of	Shares, Units,	Unearned
	Underlying	Underlying		Underlying			of Stock	Stock	or Other	Shares, Units,
	Unexercised	Unexercised		Unexercised	Option		that Have	that Have	Rights that	or Other Rights
	Options	Options		Unearned	Exercise	Option	Not	Not	Have Not	that Have Not
	(#)	(#)		Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)	($)	(#)	($)

Richard D. O’Dell	41,625	—		—	4.123	12/15/2009	—	—	—	—
	30,017	—		—	4.363	10/25/2010	—	—	—	—
	—	5,880	(1)	—	23.000	02/02/2012	—	—	—	—
	—	9,560	(2)	—	27.380	01/27/2013	—	—	—	—
Herbert A. Trucksess, III	33,950	—		—	4.818	07/16/2008	—	—	—	—
	202,972	—		—	4.587	12/31/2009	—	—	—	—
	9,840	—		—	23.000	12/31/2009	—	—	—	—
	16,000	—		—	27.380	12/31/2009	—	—	—	—
James A. Darby	13,644	—		—	4.209	07/20/2010	—	—	—	—
	18,192	—		—	4.363	10/25/2010	—	—	—	—
	—	1,300	(1)	—	23.000	02/02/2012	—	—	—	—
	—	2,170	(2)	—	27.380	01/27/2013	—	—	—	—
James J. Bellinghausen	—	—		—	—	—	—	—	—	—
Anthony D. Albanese	—	3,390	(1)	—	23.000	02/02/2012	—	—	—	—
	—	5,500	(2)	—	27.380	01/27/2013	—	—	—	—
Mark H. Robinson	12,244	—		—	4.209	07/20/2010	—	—	—	—
	—	1,280	(1)	—	23.000	02/02/2012	—	—	—	—
	—	1,310	(3)	—	16.880	08/24/2012	—	—	—	—
	—	3,570	(2)	—	27.380	01/27/2013	—	—	—	—
David J. Letke	—	2,120	(1)	—	23.000	02/02/2012	—	—	—	—
	—	3,450	(2)	—	27.380	01/27/2013	—	—	—	—

All unexercisable options were issued under the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan.

Footnotes:

(1)	Options vest on 2/3/2008.

(2)	Options vest on 1/28/2009.

(3)	Options vest on 8/24/2008.

Option Exercises and Stock Vested — 2006

The following table sets forth information regarding the number and value of stock options exercised and stock vested during 2006 for our Named Executive Officers.

	Option Awards
	Number of		Stock Awards
	Shares	Value	Number of Shares
	Acquired	Realized on	Acquired on	Value Realized
	on Exercise	Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)

Richard D. O’Dell	6,000	135,302	—	—
Herbert A. Trucksess, III	123,193	2,546,546	—	—
James A. Darby	—	—	—	—
James J. Bellinghausen	27,436	684,712	—	—
Anthony D. Albanese	—	—	—	—
Mark H. Robinson	1,400	37,304	—	—
David J. Letke	—	—	—	—

Equity Compensation Plan Information, as of December 31, 2006

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuances Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	497,709	$9.03	242,109	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	497,709	$9.03	242,109

(1)	See Note 9 to the audited consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2006 for a description of the equity compensation plan for securities remaining available for future issuance.

Nonqualified Deferred Compensation — 2006

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY(1)	in Last FY(2)	Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

Richard D. O’Dell	31,351	25,759	45,080	—	642,667
Herbert A. Trucksess, III	4,956	38,157	15,738	—	182,858
James A. Darby	117,275	12,889	12,890	—	435,518
James J. Bellinghausen	10,607	14,507	33,609	—	133,998
Anthony D. Albanese	139,988	18,385	20,595	—	611,893
Mark H. Robinson	2,747	12,667	14,858	—	182,194
David J. Letke	2,209	11,959	3,011	—	47,810

(1)	Amounts reported in this column are reported as Salary in the last completed fiscal year in the Summary Compensation Table.

(2)	Amounts reported in this column are reported as Other Compensation in the last completed fiscal year in the Summary Compensation Table.

Saia maintains a non-qualified deferred compensation plan, titled the SCST Executive Capital Accumulation Plan. The Company’s officers are eligible to participate in the plan. Annually, the Company contributes an amount equal to 5 percent of each participant’s base salary and annual incentive plan payments to the plan. In addition, to the extent a participant’s contribution to their respective 401(k) plan is limited under restrictions placed on “Highly Compensated Employees” under ERISA, the participant may elect to contribute the limited amount to the Capital Accumulation Plan. To the extent the Company was unable to match participant contributions under the 401(k) plan because of the ERISA limitations on the amount of contributions, the matching contributions will be made by the Company to the Capital Accumulation Plan.

The plan also allows the participant to make an elective deferral each year of up to 50 percent of base salary or 100 percent of any annual incentive plan payment. The participant must irrevocably elect the elective deferral during the year preceding the year for which compensation is being deferred. The plan is designed to provide the same investment options to participants as are available under their respective 401(k) plans, except that participants may also elect to invest in Saia stock under the plan. Participants may elect to transfer balances between investment options, other than Saia stock, without restriction at any time throughout the year.

Plan balances become distributable to the participant upon termination of employment. In order to be eligible to receive payment of the 5 percent annual Company contribution, the participant must have been employed by Saia or an affiliated company, including service with the Company’s former parent (Yellow Corporation) prior to the spin-off of the Company from Yellow Corporation, for a period of at least five years from the date of contribution, unless termination is the result of disability or death. If a participant is terminated for cause, as defined under the applicable plan, all amounts plus investment earnings attributable to the 5 percent annual Company contribution are forfeited.

Pension Benefits — 2006

Number of
		Years	Present Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit (4)	Fiscal Year
Name	Plan Name	(#)	($)	($)

Richard D. O’Dell	n/a	—	—	—
	Employment	Contractually
Herbert A. Trucksess, III	Contract	determined	997,186	—
James A. Darby	n/a	—	—	—
James J. Bellinghausen	n/a	—	—	—
Anthony D. Albanese	n/a	—	—	—
Mark H. Robinson	n/a	—	—	—
David J. Letke	n/a	—	—	—

Mr. Trucksess receives a supplemental retirement benefit, reduced by amounts received from the SCST Executive Capital Accumulation Plan, that is intended to provide Mr. Trucksess with approximately the difference between the supplemental retirement benefits that he would have received under his previous employment contract with his former employer (Yellow Corporation), had Mr. Trucksess continued his employment with Yellow Corporation, and the expected actual retirement benefits Mr. Trucksess will be entitled to from Yellow Corporation. Mr. Trucksess’ supplemental retirement benefit will generally be computed using 16 years of credit service plus his actual combined service at Saia and Yellow Corporation (approximately 13 years at December 31, 2006).

Pursuant to his employment contract, at age 62, Mr. Trucksess will receive an annual pension benefit amounting to (a) one and three sevenths percent of his final average annual compensation paid in the five highest consecutive years of his last 10 consecutive years of combined employment with Saia and Yellow Corporation, multiplied by his total combined years of employment with Saia and Yellow Corporation, reduced by (b) one and three sevenths percent of his primary Social Security entitlement at retirement, multiplied by his total combined years of employment with Saia and Yellow Corporation, such amount further reduced by the benefits under the Yellow Corporation qualified and nonqualified pension plans and the Saia nonqualified plan attributable to Saia’s contributions. His total combined years of employment with Saia and Yellow Corporation is computed by adding

(a) his actual years and months of service with Saia and Yellow Corporation from June 1, 1994 through the date of his termination and (b) 16 years and (c) one-third of the sum of (a) his actual years and months of service with Saia and Yellow Corporation from June 1, 1994 through the date of his termination and (b) 16 years, minus (c) 17.95 years. The present value of the accumulated benefit was actuarially determined based on the following assumptions:

•	Interest rate of 5.5%

•	Normal form of payment — 100% Joint & Survivor

•	Mortality for postretirement: 1983 Group Annuity Mortality table (sex distinct)

•	Plan provisions of Mr. Trucksess’ Employment Agreement, The Yellow Freight Office, Clerical, Sales and Supervisory Personnel Pension Plan and the SCST Executive Capital Accumulation Plan (total Saia contributions of $174,958)

Potential Payments upon Termination or Change in Control

Potential Payments upon Termination of Employment

The tables below reflect the amount of compensation to each of the Named Executive Officers of the Company with employment agreements in the event of termination of such executive’s employment. The amount of compensation payable to the officer upon voluntary termination, involuntary not-for-cause termination, for cause termination, and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus amounts earned through such time and are estimates of the amounts which would be paid out to the respective executive upon their termination under the provisions. The actual amounts to be paid out can only be determined at the time of such executive’s actual separation from the Company.

Payments Made upon Termination:  Regardless of the manner in which Mr. O’Dell or Mr. Albanese terminate, they are entitled to receive amounts earned during the term of employment. Such amounts include:

•	Amounts contributed by the executive to the Company’s 401(k) savings plan and nonqualified deferred compensation plan, and

•	unused vacation pay.

Payments Made upon Death or Disability:  In the event of the death or disability of Mr. O’Dell or Mr. Albanese, in addition to the benefits listed under the heading “Payments Made Upon Termination” above, Messrs. O’Dell and Albanese will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as applicable.

Payments Made upon a Change of Control:  The Company has separate executive severance agreements with Messrs. O’Dell and Albanese that address termination payments as described in the “Potential Payments under Change of Control Agreements” section below.

Richard D. O’Dell

The following table details the potential payments upon termination of Mr. O’Dell, the Company’s Chief Executive Officer and President:

	For Cause Termination by	Termination by the
	the Company or Voluntary	Company without Cause
	Termination by Executive	or Termination by the
Executive Benefits &	for Other than Cause on	Executive for Good	Disability on	Death on
Payments upon Separation	12/31/2006	Reason on 12/31/2006	12/31/2006	12/31/2006

Salary & Bonus Severance	$34,917	$1,166,217	$—	$—
Performance Unit Award Payout	$—	$732,409	$732,409	$732,409
Shares of Stock Options Vested	—	15,440	15,440	15,440
Value of Stock Options Vested	$—	$1,235	$1,235	$1,235
Continuation of Health Benefits	$—	$31,284	$—	$—
Accrued Vacation Pay	$13,698	$13,698	$13,698	$13,698
Employer Contribution to Deferred Compensation Plan	$—	$35,615	$—	$—
Disability Income	$—	$—	$315,944	$—
Life Insurance Benefits	$—	$—	$—	$1,000,000

Anthony D. Albanese

The following table details the potential payments upon termination of Mr. Albanese, the Company’s Senior Vice President of Sales & Operations:

	For Cause Termination by	Termination by the
	the Company or Voluntary	Company without Cause
	Termination by Executive	or Termination by the
Executive Benefits &	for Other than Cause on	Executive for Good	Disability on	Death on
Payments upon Separation	12/31/2006	Reason on 12/31/2006	12/31/2006	12/31/2006

Salary & Bonus Severance	$22,000	$668,800	$—	$—
Performance Unit Award Payout	$—	$387,015	$387,015	$387,015
Shares of Stock Options Vested	—	8,890	8,890	8,890
Value of Stock Options Vested	$—	$712	$712	$712
Continuation of Health Benefits	$—	$20,856	$—	$—
Accrued Vacation Pay	$3,046	$3,046	$3,046	$3,046
Employer Contribution to Deferred Compensation Plan	$—	$19,140	$—	$—
Disability Income	$—	$—	$276,713	$—
Life Insurance Benefits	$—	$—	$—	$500,000

All Other Named Executive Officers

In the event of termination without cause in situations like a reduction in workforce that would not be covered by an Executive Severance Agreement or employment agreement, or for those individuals who do not have such agreements, the Company has in the past provided a minimum of 12 weeks of severance compensation for officers. This practice has provided competitive severance levels to officers who are not covered by other formal severance arrangements in the event of termination that typically is unrelated to an individual’s job performance. The severance payment supports the former employee for a limited period of time for the transition from employment at

Saia to their next employer. This is not a formal policy of the Company, but an informal practice that the Company has the right to modify or eliminate at anytime.

Certain Terminated Named Executive Officers

As of December 31, 2006, Mr. Trucksess’ employment with Saia terminated as a result of the sale of Jevic and the relocation and consolidation of the holding company. He remains Chairman of the Board of Directors of Saia, Inc. In accordance with the employment agreement entered into between the Company and Mr. Trucksess (filed as exhibit 10.5 of the Company’s annual report on Form 10-K for the year ended December 31, 2002 and the modification of the employment agreement dated December 7, 2006 filed as exhibit 10.1 of the Company’s Form 8-K filed on December 13, 2006), Mr. Trucksess will receive a lump sum payment of $1,960,693, representing the payout of three times his annual base salary, his annual incentive for 2006, the 2006 Company contribution to the nonqualified deferred compensation plan, continuation of his car allowance and reimbursement of country club dues and tax and estate planning allowance for three years. The Company expects to pay this amount on July 2, 2007. Mr. Trucksess will also receive his payout for his performance unit award of $542,649 at that time. The Company will pay Mr. Trucksess interest on these payments to be made in July 2007 at the 6 month Treasury bill rate. In addition, Mr. Trucksess will also be reimbursed for continuation of heath care coverage for three years at an estimated cost of $34,353, and the Company will continue for three years to maintain a $1.0 million term life insurance policy for Mr. Trucksess. Mr. Trucksess is also entitled to the benefits under his supplemental retirement plan as described in the “Pension Benefits” table above.

Additionally, Mr. Bellinghausen received termination benefits in connection with his termination as a result of the sale of Jevic and the relocation and consolidation of the holding company effective December 31, 2006. Mr. Bellinghausen will receive a lump sum payment of $444,559, representing the payout of eighteen months of his base salary, his annual incentive for 2006, and the 2006 Company contribution to the nonqualified deferred compensation plan. The Company expects to pay this amount on July 2, 2007, Mr. Bellinghausen will also receive his payout for his performance unit award of $83,766 at that time. The Company will pay Mr. Bellinghausen interest on these payments to be made in July 2007 at the 6 month Treasury bill rate.

Both Mr. Trucksess and Mr. Bellinghausen will be eligible to receive pro rata payouts under the 2005-2007 performance unit awards, if any, anticipated to be made in February 2008.

Potential Payments under Change of Control Agreements

Under the Executive Severance Agreements with the executive officers, they will receive certain compensation in the event of a “change of control” of Saia followed within two years by (i) the termination of the executive’s employment for any reason other than death, disability, retirement or “cause” or (ii) the resignation of the executive due to an adverse change in title, authority or duties, a transfer to a new location, a reduction in salary, or a reduction in fringe benefits or annual bonus below a level consistent with Saia’s practice prior to a change of control. In the event of a qualifying change of control event the executive officer will receive: (i) a lump sum cash payment equal to two times the highest average annual rate of base compensation and annual cash incentive bonuses paid or payable in any consecutive 12 month period during the three years prior to termination, except in the case of Mr. O’Dell whose lump sum cash payment is three times the highest average annual rate of base compensation and annual cash incentive bonuses paid or payable in any consecutive 12 month period during the three years prior to termination; (ii) a pro rated payout of benefits for the performance unit award based on the actual portion of the performance period elapsed prior to the termination of the executive’s employment; (iii) beginning on the date of the executive’s termination of employment, the executive (and spouse if applicable) shall remain covered under the employee benefit plans in which he participated prior to termination of employment for 24 months (36 months in the case of Mr. O’Dell); and (iv) all outstanding stock options held by the executive officer at the time of termination shall vest and remain exercisable for one year (two years in the case of Mr. O’Dell).

Saia agrees to pay the officer a gross up payment to make the officer whole for any taxes incurred by the officer for any payment, distribution or other benefit (including any acceleration of vesting of any benefit) received or deemed received by the officer under the Executive Severance Agreement or otherwise that triggers the excise tax imposed by Section 4999 of the Internal Revenue Code.

For the purpose of the Agreements, a “Change of Control” will be deemed to have taken place if: (i) a third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, purchases or otherwise acquires shares of Saia and as a result thereof becomes the beneficial owner of shares of Saia having 20% or more of the total number of votes that may be cast for the election of directors of Saia; or (ii) as the result of, or in connection with any cash tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions, the directors then serving on the Board of Directors cease to constitute a majority of the Board of Directors of Saia or any successor to Saia.

The following table details the amounts that each executive officer would have received under the change of control agreements if their employment had terminated on December 31, 2006, the last business day of the Company’s fiscal 2006, and based on the Company’s closing stock price as of December 29, 2006 of $23.21:

				Shares of	Value of
	Salary &	Performance		Options	Options	Continuation
	Bonus	Unit Award	Accrued	Vested on	Vested on	of Health
	Severance	Severance	Vacation Pay	Termination	Termination	Benefits
Name	($)	($)	($)	(#)	($)	($)

Richard D. O’Dell	1,169,403	422,071	13,698	15,440	1,235	20,856
James A. Darby	556,250	88,584	10,662	3,470	273	20,856
Anthony D. Albanese	785,888	219,908	3,046	8,890	712	20,856
Mark H. Robinson	550,220	122,124	—	6,160	8,561	20,856
David J. Letke	527,772	109,316	—	5,570	445	20,856

Mr. O’Dell is the only Named Executive Officer whose change of control termination payments would trigger the Section 4999 gross up payment if such payments had been made as of December 31, 2006; the Section 4999 gross up payment at December 31, 2006 is estimated to be less than $25,000.

Director Compensation 2006

							Change in
							Pension Value
	Fees						and Nonqualified
	Earned or					Non-Equity	Deferred
	Paid		Stock		Option	Incentive Plan	Compensation	All Other
	in Cash		Awards		Awards	Compensation	Earnings	Compensation	Total
Name	($)		($)		($)	($)	($)	($)	($)

Linda J. French	51,249		26,917		—	—	—	—	78,165
John J. Holland	49,248	(1)	26,917	(2)	—	—	—	—	76,164
William F. Martin, Jr.	46,494	(1)	26,917	(2)	—	—	—	—	73,410
James A. Olson	51,258	(1)	26,917	(2)	—	—	—	—	78,174
Bjorn E. Olsson	48,254	(1)	26,917	(2)	—	—	—	—	75,170
Douglas W. Rockel	54,008	(1)	26,917	(2)	—	—	—	—	80,924
Jeffrey C. Ward	30,608	(1)	32,812	(2)	—	—	—	—	63,419

Footnotes:

(1)	A portion of the directors’ annual retainers were deferred under the Directors’ Deferred Fee Plan.

(2)	Includes shares deferred under the Directors’ Deferred Fee Plan.

With the exception of the non-employee Chairman, non-employee (outside) directors receive:

•	An annual retainer of $20,000 (chairpersons of the Nominating and Governance Committee and the Compensation Committee receive an additional annual fee of $5,000, the chairperson of the Audit Committee receives an additional annual fee of $10,000, and the Lead Independent Director receives an additional annual fee of $10,000);

•	$1,500 for each Board meeting attended in person and $750 for participation in each telephonic Board meeting; and

•	$1,000 for each committee meeting attended in person and $500 for participation in each telephonic committee meeting.

The non-employee Chairman receives an annual retainer of $170,000, but does not receive fees for attending Board or Committee meetings. Non-employee directors are reimbursed for travel and other out-of-pocket incidental expenses related to meetings and for spousal travel to certain meetings. Pursuant to the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan, at least 50 percent of the annual retainer for each non-employee director (other than the non-employee Chairman of the Board) and at least 50 percent of the annual fee paid to each Committee chairperson and Lead Independent Director is paid in Saia common stock, rather than cash, with the value of such stock based on the fair market value of Saia common stock at the date of the award. In addition, pursuant to the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan, non-employee directors receive an annual award of shares of the Company’s common stock not to exceed 3,000 shares, with the actual number of shares determined annually by the Compensation Committee with the award made on the third business day following the annual meeting of shareholders. In 2006, each non-employee director received an award of 1,010 shares, except for Mr. Ward, who received an award of 215 shares upon joining the Board in March 2006. The Compensation Committee has determined that each non-employee director will receive an award of 1,030 shares in 2007.

Under the Directors’ Deferred Fee Plan, non-employee directors may defer all or a portion of annual fees earned, which deferrals are converted into units equivalent to the value of Company common stock. Upon the directors’ termination, death or disability, accumulated deferrals are distributed in the form of Company common stock.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors of the Company has submitted the following report for inclusion in this Proxy Statement:

Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Committee:

Compensation Committee
Linda J. French, Chairperson
Bjorn A. Olsson
Douglas W. Rockel

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is currently comprised of Linda J. French, Bjorn Olsson and Douglas W. Rockel. None of these individuals is or has ever been an officer or employee of Saia. During fiscal 2006, no executive officer of Saia served as a director of any corporation for which any of these individuals served as an executive officer, and there were no other Compensation Committee interlocks with the companies with which these individuals or Saia’s other directors are affiliated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee operates pursuant to a written charter, which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The Committee charter is included within this proxy as Exhibit A and is available within the corporate governance section of the Company’s website at www.saia.com. For the year ended December 31, 2006 and as of the date of the adoption of this report, the Audit Committee was comprised of four directors who met the independence and experience requirements of The Nasdaq Stock Market. Messrs. Olson, Holland and Olsson are “audit committee financial experts” as defined by the applicable rules of the Securities and Exchange Commission.

The Audit Committee oversees Saia’s financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the selection of independent auditors. Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls and the Company’s legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the year ended December 31, 2006, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements, and management’s assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to Saia’s Annual Report on Form 10-K for the year ended December 31, 2006.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, (ii) management’s assessment of internal controls over financial reporting, and (iii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of Saia’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed those disclosures and other matters relating to independence with the auditors.

The Audit Committee discussed with Saia’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of Saia’s internal controls, including controls over the financial reporting process, and the overall quality of Saia’s financial reporting.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. In reliance on the reviews and discussions with management and with the independent auditors referred to above, and the receipt of an unqualified opinion from KPMG LLP dated February 23, 2007 regarding the audited financial statements of Saia for the year ended December 31, 2006, as well as the opinions of KPMG LLP on management’s assessment of internal controls over financial reporting and on the effectiveness of internal controls over financial reporting, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee Members
James A. Olson, Chairman
John J. Holland
Bjorn E. Olsson
Jeffrey C. Ward

The foregoing Report of the Compensation Committee of the Board of Directors and Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Saia specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission under such Acts.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Appointment of Auditors

KPMG LLP audited Saia’s annual financial statements for the fiscal year ended December 31, 2006. The Audit Committee has appointed KPMG LLP to be Saia’s independent auditors for the fiscal year ending December 31, 2007. The shareholders are asked to ratify this appointment at the annual meeting. A representative of KPMG LLP will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Auditors’ Fees

KPMG LLP billed Saia the following amounts for services provided during fiscal 2005 and 2006:

	2005		2006

Audit Fees	$859,700	*	$672,082	*
Audit-Related Fees	26,687		54,008
Tax Fees	—		—
All Other Fees	—		—

Total Fees	$886,387		$726,090

*	Audit fees in 2005 include additional audit fees paid in 2006 subsequent to the publication of the proxy statement for the annual meeting of shareholders in 2006. Audit fees in 2006 include approximately $70,000 of estimated fees because final terms and fees for certain audit services have not been finalized.

•	Audit Fees. This category includes the fees and out-of-pocket expenses for the audit of Saia’s annual financial statements and review of Saia’s quarterly reports.

•	Audit-Related Fees. This category consists of fees for assurance and related services reasonably related to the performance of the audit or the review of Saia’s financial statements, not otherwise reported under Audit Fees.

•	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

•	All Other Fees. This category consists of fees for other non-audit services.

The Audit Committee has a written policy governing the engagement of Saia’s independent auditors for audit and non-audit services. Under this policy, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence. Under the Audit Committee policy, the independent auditor may not perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Audit Committee may delegate its pre-approval authority to one or more of its members, but not to management. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

At the beginning of each fiscal year, the Audit Committee reviews with management and the independent auditor the types of services that are likely to be required throughout the year. Those services are comprised of four categories: audit services, audit-related services, tax services and all other permissible services. The independent auditor provides for each proposed service documentation regarding the specific services to be provided. At that time, the Audit Committee pre-approves a list of specific audit related services that may be provided within each of these categories, and sets fee limits for each specific service or project. Management is then authorized to engage the independent auditor to perform the pre-approved services as needed throughout the year, subject to providing the Audit Committee with regular updates. The Audit Committee reviews all billings submitted by the independent auditor on a regular basis to ensure that their services do not exceed pre-defined limits. The Audit Committee must review and approve in advance, on a case-by-case basis, all other projects, services and fees to be performed by or paid to the independent auditor. The Audit Committee also must approve in advance any fees for pre-approved services that exceed the pre-established limits, as described above.

Vote Required For Ratification

The Audit Committee was responsible for selecting Saia’s independent auditors for fiscal year 2007. Accordingly, shareholder approval is not required to appoint KPMG LLP as Saia’s independent auditors for fiscal year 2007. The Board of Directors believes, however, that submitting the appointment of KPMG LLP to the shareholders for ratification is a matter of good corporate governance. The Audit Committee is solely responsible for selecting Saia’s independent auditors. If the shareholders do not ratify the appointment, the Audit Committee will review its future selection of independent auditors.

The ratification of the appointment of KPMG LLP as Saia’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2007.

SIGNIFICANT SHAREHOLDERS

The following table lists certain persons known by Saia to own beneficially, as of December 31, 2006, more than five percent of Saia’s common stock.

	Number of		Percent of
Name and Address of Beneficial Owner	Shares		Class(1)

Barclays Global Investors, N.A. and related entities as a group(2)	1,199,692	(3)	8.32%
45 Fremont Street, 17th Floor San Francisco, CA 94105
Dimensional Fund Advisors LP(4)	1,258,384		8.72%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401
Goldman Sachs Asset Management, L.P.(5)	1,131,878		7.85%
32 Old Slip New York, NY 10005

(1)	For each person or group, the percentage ownership was determined by dividing the number of shares shown in the table by 14,424,672 (the number of shares of our common stock outstanding as of December 31, 2006).

(2)	The group (the “Barclays Group”) consists of the following entities at each respective address, with the number of shares owned by each entity within the group noted thereafter: (i) Barclays Global Investors, LTD; 1 Royal Mint Court, London EC3W 4HH; 951,169 shares; (ii) Barclays Global Fund Advisors; 45 Fremont Street, San Francisco, CA 94105; 248,523 shares; (iii) Barclays Global Investors Japan Trust and Banking Company Limited, Ebisu Prime Square Tower 8th Floor 1-1-39 Hiroo Shibuya-Ku Tokyo 150-0012 Japan; zero shares; and (iv) Barclays Global Investors Japan Limited, Ebisu Prime Square Tower 8th Floor 1-1-39 Hiroo Shibuya-Ku Tokyo 150-0012 Japan, zero shares.

(3)	Based on a Schedule 13G Information Statement filed by the Barclays Group on January 23, 2007. Such Schedule 13G discloses that Barclays Global Investors, N.A. has sole dispositive power over none of the shares of common stock and sole voting power over none of the shares of common stock. Barclays Global Fund Advisors has sole dispositive power over 248,523 of the shares of common stock and sole voting power over none of the shares of common stock. Barclays Global Investors Japan Trust and Banking Company Limited and Barclays Global Investors Japan Limited have sole dispositive power over none of the shares of common stock and sole voting power over none of the shares of common stock.

(4)	Based on a Schedule 13G Information Statement filed by Dimensional Fund Advisors, Inc. on February 2, 2007. Such Schedule 13G discloses that Dimensional Fund Advisors, Inc. possesses investment and/or voting power over 1,258,384 of the shares of common stock that are owned by funds over which Dimensional Fund Advisors, Inc. serves as investment advisor and investment manager. Dimensional Fund Advisors, Inc.

serves as investment advisor for four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts.

(5)	Based on a Schedule 13G Information Statement filed by Goldman Sachs Asset Management LP on February 8, 2007. Such Schedule 13G discloses that Goldman Sachs Asset Management LP has sole dispositive power over 1,052,820 of the shares of common stock and sole voting power over none of the shares of common stock.

PROPOSAL 3
APPROVAL OF AMENDMENTS TO THE SAIA, INC. AMENDED AND
RESTATED 2003 OMNIBUS INCENTIVE PLAN

In 2005, the Board of Directors and the Company’s shareholders approved the SCS Transportation, Inc. Amended and Restated 2003 Omnibus Incentive Plan, which has since been renamed the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan following the Company’s name change in July 2006 (the “2003 Omnibus Incentive Plan”). The Board of Directors has approved and recommends that the shareholders vote for the approval of certain amendments to the 2003 Omnibus Incentive Plan. The Board believes the proposed amendments will enhance Saia’s ability to attract and retain outstanding employees and non-employee directors. If shareholders do not approve the proposed amendments, the plan as in effect prior to the annual meeting will continue. The 2003 Omnibus Incentive Plan as amended by the proposed amendments is designed to ensure that amounts paid and equity awards made under the plan qualify as performance-based compensation that is deductible under Internal Revenue Code Section 162(m).

The Board’s approval and recommendation of amendments to the 2003 Omnibus Incentive Plan follows a review and evaluation of Saia’s existing compensation plans and a comparison of those plans with the programs offered by comparable companies.

If approved by shareholders, the amendments to the 2003 Omnibus Incentive Plan would:

•	Increase the total number of shares reserved for issuance under the 2003 Omnibus Incentive Plan by 400,000 shares, from 424,000 shares to 824,000 shares;

•	Increase the aggregate limit on shares designated for stock options and SARs to any one employee by 100,000 shares, from 100,000 shares to 200,000 shares;

•	Increase the aggregate limit of shares of restricted stock and unrestricted stock available for issuance under the 2003 Omnibus Incentive Plan by 100,000 shares, from 100,000 shares to 200,000 shares; and

•	Increase the aggregate limit of shares of restricted stock and unrestricted stock awarded to any employee or non-employee director by 50,000 shares, from 50,000 shares to 100,000 shares.

A description of the 2003 Omnibus Incentive Plan, as amended, subject to shareholder approval, follows and is qualified by reference to the full text of the plan as currently in place prior to the adoption of the proposed amendments, which is included in this Proxy Statement as Exhibit B, and the full text of the amendments, which is included as Exhibit C.

SUMMARY OF THE 2003 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED,
SUBJECT TO SHAREHOLDER APPROVAL

Term

If approved by the shareholders, the amendments to the 2003 Omnibus Incentive Plan will be effective as of April 19, 2007. The 2003 Omnibus Incentive Plan will terminate on January 22, 2013, unless terminated earlier by the Board of Directors. Termination of the 2003 Omnibus Incentive Plan will not affect grants made prior to termination, but grants may not be made after termination.

Purpose

The purpose of the 2003 Omnibus Incentive Plan is to align the personal financial interests of executive, managerial and supervisory employees and non-employee directors with Saia’s shareholders. The 2003 Omnibus Incentive Plan includes provisions for stock grants, stock options, stock appreciation rights (“SARs”), restricted stock and performance unit awards.

Administration

The 2003 Omnibus Incentive Plan is administered by the Board’s Compensation Committee. Subject to the terms of the 2003 Omnibus Incentive Plan, the Compensation Committee has authority to (i) determine when and to whom awards will be granted; (ii) determine the term of each award; (iii) determine the number of shares covered by awards; (iv) determine all other terms and conditions of awards; (v) adopt and amend rules and regulations with respect to the administration of the 2003 Omnibus Incentive Plan; (vi) make such other determinations as the Committee deems necessary or appropriate; and (vii) construe and interpret the plan and resolve all questions arising under the plan.

Eligibility

Eligibility under the 2003 Omnibus Incentive Plan is limited to Saia’s non-employee directors and employees of Saia and its subsidiaries who have executive, managerial, supervisory or professional responsibilities. Saia currently estimates that participation in the 2003 Omnibus Incentive Plan will be limited to its non-employee directors and to a group of 10 to 75 employees.

Securities Subject to the 2003 Omnibus Incentive Plan

The maximum number of shares of common stock that may be issued under the 2003 Omnibus Incentive Plan is 824,000 shares. No more than 200,000 of the 824,000 shares available under the 2003 Omnibus Incentive Plan may be used for grants of restricted stock or awards of shares under the plan in the aggregate. No more than 100,000 of the 824,000 shares under the 2003 Omnibus Incentive Plan may be used for grants of restricted stock or awards of shares to any one employee or non-employee director in the aggregate. In addition, no more than 200,000 of the 824,000 shares under the 2003 Omnibus Incentive Plan may be used for grants of stock options and SARs to any one employee.

In the event of a stock split, reorganization, recapitalization, stock dividend or other event described under the terms of the 2003 Omnibus Incentive Plan, the Compensation Committee will make appropriate adjustments to the number of shares subject to grants or awards previously made to participants, in the exercise price per share of stock options previously granted to participants and in the number and kinds of shares which may be distributed under the 2003 Omnibus Incentive Plan. Appropriate adjustments will also be made by the Compensation Committee in the terms of SARs to reflect any change with respect to the number of issued and outstanding shares of common stock.

As of March 8, 2007, the last reported sale price of Saia’s common stock on The Nasdaq Stock Market was $26.05 per share.

Equity Compensation for Directors

Grant of Shares.  At the later of (i) the Board of Directors meeting held in conjunction with Saia’s annual meeting of shareholders and (ii) the third business day following the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of shareholders, each non-employee director will be granted an award of shares of common stock equal in value to 50 percent of the then applicable level of annual Board and Committee retainers, with the value of the shares to be computed by reference to the fair market value of Saia’s common stock on the date of the award. Each non-employee director also has the option of receiving up to 100 percent of the applicable level of annual Board and Committee retainers in shares of common stock rather than cash. Should any non-employee director desire to take advantage of this option, such non-employee director is required to notify the Compensation Committee at least seven days prior to each annual meeting of shareholders.

At the later of (i) the Board of Directors meeting held in conjunction with Saia’s annual meeting of shareholders and (ii) the third business day following the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of shareholders, each non-employee director is granted an annual award of no more than 3,000 shares of Saia common stock, with the exact number to be set by the Compensation Committee. The Compensation Committee has determined that 1,030 shares would be awarded to each non-employee director for 2007.

Employee Stock Options

The 2003 Omnibus Incentive Plan authorizes grants of stock options to eligible employees from time to time as determined by the Compensation Committee. Subject to the limits of the 2003 Omnibus Incentive Plan, the Compensation Committee may grant options to eligible employees under the 2003 Omnibus Incentive Plan for such number of shares and having such terms as the Compensation Committee designates; however, the maximum number of options (and SARs described below) that may be granted to any one employee may not exceed in the aggregate 200,000 shares over the life of the 2003 Omnibus Incentive Plan.

The Compensation Committee shall specify whether or not any option is intended to be an incentive stock option (“incentive stock option”) as described in Section 422 of the Internal Revenue Code or a nonstatutory or nonqualified stock option (“nonqualified stock option”). The aggregate value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all Saia plans may not exceed $100,000. Stock options may not be exercised more than ten years from the date of grant (five years in the case of incentive stock options granted to a 10% or more shareholder). The Compensation Committee may provide for options to be exercisable in installments during the term of the option and the Compensation Committee may also accelerate the time at which an installment portion of an outstanding option may be exercisable.

Each stock option shall have an exercise price that is not less than the fair market value of the common stock on the date the option is granted (110% of the fair market value in the case of incentive stock options granted to a 10% or more shareholder). The 2003 Omnibus Incentive Plan prohibits the repricing of stock options.

Payment for shares received upon exercise of a stock option may be made by an optionee in cash, shares of common stock, a combination of the foregoing, or, if permitted by the Company, through a cashless exercise (to the extent allowed by law).

The Compensation Committee has the discretion to determine the effect on outstanding stock options in the event an employee ceases employment due to total disability, death or retirement.

Stock Appreciation Rights

The 2003 Omnibus Incentive Plan also authorizes the Compensation Committee to affix SARs to stock options either at the time the option is granted or at any later date at least six months prior to the option’s expiration. SARs provide an optionee the right to surrender all or a portion of an option and receive from Saia a payment, in shares of common stock, cash, or a combination thereof, equal to the excess of the fair market value of the shares of common stock for which the SAR is exercised over the aggregate option exercise price of such shares under the related option at the time of surrender. SARs are exercisable only to the extent that the related options are exercisable. The exercise of any option will result in an immediate forfeiture of its related SAR, and the exercise of an SAR will cause an immediate forfeiture of its related option.

Restricted Stock

The 2003 Omnibus Incentive Plan permits the Compensation Committee to grant restricted stock awards to employees. The Compensation Committee will determine the nature and extent of the restrictions on grants of restricted stock, the duration of such restrictions, and any circumstances under which restricted shares will be forfeited. Subject to the terms of the 2003 Omnibus Incentive Plan, the restrictions may not lapse earlier than the first or later than the tenth anniversary of the date of the award. The maximum number of shares of restricted stock and unrestricted stock that may be awarded to any one individual is 100,000 and the maximum number in the aggregate that may be awarded under the 2003 Omnibus Incentive Plan is 200,000 shares over the life of the 2003 Omnibus Incentive Plan. Except as otherwise provided by the Compensation Committee, during any such period of restriction, recipients shall have all of the rights of a holder of common stock, including but not limited to voting rights and the right to receive dividends. The Compensation Committee may establish rules concerning the impact of the termination of employment (by reason of retirement, total disability, death or otherwise) on the applicability of any outstanding restrictions.

Performance Unit Awards

The 2003 Omnibus Incentive Plan permits the Compensation Committee to grant performance unit awards to eligible employees under the 2003 Omnibus Incentive Plan from time to time. Payment of earned performance unit awards are made to participants in cash with respect to performance units granted prior to 2007. The Board amended the 2003 Omnibus Incentive Plan in January 2007 to provide that performance unit awards granted on and after January 2007 be paid in stock.

Under the terms of the 2003 Omnibus Incentive Plan, the Compensation Committee establishes the time periods over which performance will be measured (the “Performance Period”) and the criteria to be used by the Compensation Committee to evaluate Saia’s performance with respect to each Performance Period. Such criteria shall be either financial or operating measures of Saia or its subsidiaries or both and shall be one or more of the following: pretax income, net income, earnings per share, revenue, expenses, return on assets, return on equity, return on investment, return on capital, net profit margin, operating profit margin, cash flow, total shareholder return, capitalization, liquidity, results of customer satisfaction surveys, quality, safety, productivity, cost management or process improvement or any combination of the foregoing established by the Compensation Committee, or they may be based on Saia’s performance compared with one or more selected companies.

Under the 2003 Omnibus Incentive Plan, the value of the awards covered by all performance unit awards granted to all “covered employees” (as defined in Section 162(m) of the Internal Revenue Code) with respect to a Performance Period will not exceed two percent of Saia’s consolidated operating income, plus depreciation and amortization (“EBITDA”) for the three fiscal years immediately preceding the grant, as determined by the Compensation Committee, and the value of the awards covered by all performance unit awards granted to an individual “covered employee” (as defined in Section 162(m) of the Internal Revenue Code) under the 2003 Omnibus Incentive Plan with respect to a Performance Period will not exceed one percent of the EBITDA for the three fiscal years immediately preceding the grant, as determined by the Compensation Committee.

Amendment

The Board may at any time terminate, suspend or amend the 2003 Omnibus Incentive Plan in any respect, except that the Board may not, without further approval of the shareholders, amend the 2003 Omnibus Incentive Plan so as to (i) increase the number of shares of common stock which may be issued under the 2003 Omnibus Incentive Plan (except for adjustments for changes in capitalization); (ii) change terms of the 2003 Omnibus Incentive Plan relating to the establishment of the exercise prices under options granted; (iii) extend the duration of the 2003 Omnibus Incentive Plan beyond January 22, 2013; (iv) lengthen the maximum period during which an option or SAR may be exercised; (v) increase the maximum amount a grantee may be paid upon the exercise of a SAR; or (vi) change the class of employees eligible to received awards. No termination, suspension or amendment of the 2003 Omnibus Incentive Plan may, without the consent of an affected participant, adversely affect any of the rights granted such participant under the 2003 Omnibus Incentive Plan.

Provisions Relating to Termination of Saia’s Separate Existence

The 2003 Omnibus Incentive Plan provides that in the event Saia is to be wholly or partly liquidated, or agrees to participate in a merger, consolidation or reorganization in which it, or any entity controlled by it, is not the surviving entity, the Committee may provide that any and all options and SARs granted under the Plan shall be immediately exercisable, that any restricted stock awards under the Plan may be immediately payable in full and any performance unit award will terminate upon the payment of the amounts payable under the award agreement. The Compensation Committee is also granted the right to provide that grantees be paid consideration received by shareholders in such transaction, minus the option price of grantee’s options and the fair market value of shares covered by SARs on the date of grant of the SAR in full satisfaction of such options and SARs.

Federal Income Tax Effects

The federal income tax consequences applicable to Saia in connection with an incentive stock option, nonqualified stock option, SAR, award of stock or restricted stock or performance unit award are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income with respect to grants of stock options, SARs, awards of stock or restricted stock, or performance unit awards, as follows:

•	Incentive stock options. The grant of an incentive stock option will not result in any immediate tax consequences to Saia or the optionee. An optionee will not realize taxable income, and Saia will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the common stock acquired over the option price will be treated as an item of tax adjustment for purposes of the alternative minimum tax. If the optionee does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and Saia will not be entitled to any deduction. If the optionee disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, Saia will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the common stock on the date of exercise will be taxed to the optionee as capital gain.

•	Nonqualified stock options. The grant of a nonqualified stock option will not result in any immediate tax consequences to Saia or the optionee. Upon the exercise of a nonqualified stock option, the optionee will generally realize ordinary income. Saia will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the optionee.

•	Stock appreciation rights. Upon the exercise of any SAR, any cash received and the fair market value on the exercise date of any common stock received will constitute ordinary income to the grantee. Saia will be entitled to a deduction in the same amount and at the same time.

•	Awards of stock. The recipient of a stock award will recognize ordinary income at the time the stock is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. The recipient’s basis for determination of gain or loss upon any subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized when the stock is received. Upon the disposition of any stock received as a stock award, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares. In the year that the recipient of stock recognizes ordinary taxable income in respect of such award, Saia will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize.

•	Restricted stock. An employee generally will not realize taxable income upon an award of restricted stock. However, an employee who receives restricted stock will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the common stock at the time of such lapse unless the employee elects to realize ordinary income on the date of receipt of the restricted common stock. At the time the employee realizes ordinary income, Saia will be entitled to deduct the same amount as the ordinary income realized by the employee.

•	Payments in respect of performance unit awards. Any cash or stock received as payments in respect of performance unit awards under the 2003 Omnibus Incentive Plan will constitute ordinary income to the employee in the year in which paid, and Saia will be entitled to a deduction in the same amount.

•	Internal Revenue Code Section 162(m). Payments or grants (excluding restricted stock) under the 2003 Omnibus Incentive Plan are intended to qualify as “qualified performance-based compensation” under the Internal Revenue Code and the applicable regulations.

New Plan Benefits

With the exception of the issuance of shares to non-employee directors, all benefits payable that may be awarded under the 2003 Omnibus Incentive Plan are at the discretion of the Compensation Committee. Except as set forth in the table below, the amount of benefits payable under the 2003 Omnibus Incentive Plan is not determinable:

Name and Position	Dollar Value($)		Number of Units

Richard D. O’Dell	—		—
President & Chief Executive Officer
Herbert A. Trucksess, III		(1)		(1)
Chairman
James A. Darby	—		—
Vice President of Finance & Chief Financial Officer
James J. Bellinghausen	—		—
Vice President
Anthony D. Albanese, Sr.	—		—
Vice President of Sales & Operations
Mark H. Robinson	—		—
Vice President of Information Technology & Chief Information Officer
David J. Letke	—		—
Vice President of Operations — East
Executive Group	—		—
Non-Executive Director Group	$214,652	(1)	8,240
Non-Executive Officer Employee Group	—		—

(1)	At the later of (i) the Board of Directors meeting held in conjunction with Saia’s annual meeting of shareholders and (ii) the third business day following the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of shareholders, each non-employee director will be granted an award of shares of common stock equal in value to 50 percent of the then applicable level of annual Board and Committee retainers, with the value of the shares to be computed by reference to the fair market value of Saia common stock on the date of the award. Each non-employee director also has the option of receiving up to 100 percent of the applicable level of annual Board and Committee retainers in shares of common stock rather than cash. At the same time, each non-employee director will be granted an annual award of no more than 3,000 shares of Saia common stock, with the exact number to be set by the Compensation Committee. The Compensation Committee has determined that 1,030 shares will be awarded for 2007. The table above sets forth the value and the number of shares of common stock to be issued to non-employee directors in 2007 pursuant to the plan, assuming non-employee directors elect to receive 50 percent of their Board and Committee retainers in stock, and based on an award of 1,030 shares to each non-employee director. For purposes of the table, shares of Saia are valued at $26.05, the closing price on March 8, 2007. The actual value of the awards made will vary depending on the fair market value on the date of the awards made pursuant to the plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2003 OMNIBUS INCENTIVE PLAN.

RELATED PARTY TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for the review and approval of each related party transaction. In January 2007 the Board of Directors formalized in writing its Related Party Transaction Policies and Procedures.

The Related Party Transaction Policies and Procedures provide for approval or ratification by the Audit Committee of each related person transaction disclosable under SEC rules. The Policies and Procedures provide for the Audit Committee to review the material facts of all related party transactions that require the Audit Committee’s approval, subject to certain exceptions. If advance Audit Committee approval is not practicable, then the related party transaction shall be considered and, if the Audit Committee deems appropriate, ratified at its next regularly scheduled meeting.

In determining whether to approve or ratify a related party transaction, the Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. The Audit Committee has established standing pre-approvals for certain classes of related party transactions. In addition, the Board of Directors has given the Chair of the Audit Committee the authority to pre-approve any related party transaction in which the aggregate amount involved is less than $500,000. Each related party transaction approved pursuant to the standing pre-approvals or pursuant to the authority granted the Chair of the Audit Committee is described to the Audit Committee at its next regularly scheduled meeting.

The Company has entered into indemnification agreements with the members of its Board of Directors. Under these agreements, the Company is obligated to indemnify its directors to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments, and settlement amounts incurred by them in any action or proceeding arising out of their services as a director. The Company believes that these agreements are helpful in attracting and retaining qualified directors. The Company’s Amended and Restated Certificate of Incorporation also provides for indemnification of its officers and Directors to the fullest extent permitted by the Delaware General Corporation Law.

OTHER MATTERS

We know of no other business that will be presented at the meeting. If any other matter properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

Saia will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Saia will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Shareholder Proposals for 2008 Annual Meeting

Any shareholder who intends to present a proposal at the annual meeting in 2008 must deliver the proposal to Saia’s corporate Secretary at 11465 Johns Creek Parkway, Suite 400, Duluth, Georgia 30097:

•	Not later than November 17, 2007, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

•	On or after November 17, 2007, and on or before December 17, 2007, if the proposal is submitted pursuant to Saia’s by-laws, in which case we are not required to include the proposal in our proxy materials.

By order of the Board of Directors,

James A. Darby
Secretary

Exhibit A

SAIA, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission” or “SEC”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of at least three and no more than five independent directors that shall be appointed annually by the Board of Directors on the recommendation of the Nominating and Governance Committee. The Board of Directors shall appoint one of the members of the Audit Committee as chairperson. Independent directors are (consistent with Nasdaq independence requirements) persons other than an officer or employee of the Company, who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. Audit Committee members shall have (1) the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, statement of cash flow, and key performance indicators; and (2) the ability to understand key business and financial risks and related controls and control processes. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Board of Directors will determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed as required by the SEC. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The Audit Committee shall meet as often as it determines necessary but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management, the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to stockholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

•	Review and discuss quarterly reports from the independent auditors on:

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with management the Company’s major financial reporting risk exposures and the steps management has taken to monitor and control such exposures.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Company’s Relationship with the Independent Auditor

•	Review and evaluate the lead partner of the independent auditor team.

•	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, or review by the Public Companies Accounting Oversight Board (PCAOB), of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•	Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor.

•	Discuss with the independent auditor material issues on which the national office or specialty partners of the independent auditor were consulted by the Company’s audit team.

•	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

•	Review the appointment and replacement of the senior internal auditing executive.

•	Review the significant reports to management prepared by the internal auditing department and management’s responses.

•	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

•	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Administer the Company’s Related Party Transaction Policy.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Adopted January 30, 2007

Exhibit B

SAIA, INC.
AMENDED AND RESTATED

2003 OMNIBUS INCENTIVE PLAN

1.	Purpose

The Saia, Inc. 2003 Omnibus Incentive Plan is designed to enable qualified executive, managerial, supervisory and professional personnel of Saia, Inc. and its Subsidiaries and non-employee directors of Saia, Inc. and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms, and in some cases, to enable such personnel to receive cash awards. The opportunity so provided is intended to foster in such individuals a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals in the future.

2.	Definitions

When used herein, the following terms shall have the meaning set forth below:

2.1  “Award” shall mean an Option, an SAR, a Performance Unit Award, a Restricted Stock Award, or a grant of Shares.

2.2  “Board” means the Board of Directors of Saia, Inc.

2.3  “Cause” means gross negligence or gross neglect of duties, commission of a felony or of a gross misdemeanor involving moral turpitude; or fraud, disloyalty, dishonesty or willful violation of any law or significant Company or Subsidiary policy resulting in an adverse effect on the Company or such Subsidiary.

2.4  “Code” means the Internal Revenue Code of 1986, as amended.

2.5  “Committee” means the members of the Board’s Compensation Committee who are “disinterested persons” as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, as it exists on the effective date of the Plan or as subsequently amended or interpreted and who are “outside directors” within the meaning of Section 162(m) of the Code and the regulations thereunder.

2.6  “EBITDA” means the Company’s consolidated earnings before interest, taxes, depreciation and amortization, as derived from the Company’s audited financial statements as the sum of operating income plus depreciation and amortization, as calculated by the Committee.

2.7  “Company” means Saia, Inc., a Delaware corporation.

2.8  “Fair Market Value” means with respect to the Company’s Shares the closing price of the Shares as reported by NASDAQ or if the closing price is not reported, the bid price of the Shares as reported by NASDAQ.

2.9  “Grantee” means a person to whom an Award is made.

2.10  “Incentive Stock Option” or “ISO” means an Option awarded under the Plan which meets the requirements of Section 422 of the Code and the regulations thereunder.

2.11  “NASDAQ” means the National Association of Securities Dealers Automated Quotation System.

2.12  “Non-Employee Director” means a director of the Company who is not also an employee of the Company or any Subsidiary.

2.13  “Non-Qualified Stock Option” or “NQSO” means an Option awarded under the Plan, which is not an ISO.

2.14  “Option” means the right to purchase, at a price, for a Term, under conditions, and for cash or other considerations fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose, a number of Shares specified by the Committee. An Option may be either an ISO or an NQSO or a combination thereof.

2.15  “Performance Unit Award” means an award tied to selected performance criteria. Performance Unit Awards will provide for payment of an award in shares, as determined by the Committee, if performance goals are achieved over specified performance periods.

2.16  “Plan” means this Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan.

2.17  “Restricted Stock Award” means the grant of a right to receive, at a time or times fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose, the number of Shares specified by the Committee.

2.18  “Right of First Refusal” means the right of the Company to be given the opportunity to repurchase Shares awarded under the Plan at their then Fair Market Value prior to such Shares being offered for sale to any other party. This right shall apply to any Shares awarded under the Plan under terms and conditions established by the Committee at the time of Award, and shall apply to all Grantees and their guardians, legal representatives, joint tenants, tenants in common, heirs or Successors.

2.19  “SAR” means a right to surrender to the Company all or a portion of an Option and to be paid therefore an amount, as determined by the Committee, no greater than the excess, if any, of (a) the Fair Market Value, on the date such right is exercised, of the Shares to which the Option or portion thereof relates, over (b) the aggregate Option price of those Shares.

2.20  “Shares” means shares of the Company’s common stock or, if by reason of the adjustment provisions hereof any rights under an Award under the Plan pertain to any other security, such other security.

2.21  “Subsidiary” means any business, whether or not incorporated, in which the Company, at the time an Award is granted to an employee thereof, or in other cases, at the time of reference, owns directly or indirectly not less than 50% of the equity interest.

2.22  “Successor” means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option or an SAR, or to receive Shares issuable in satisfaction of a Restricted Stock Award, by bequest or inheritance or by reason of the death of the Grantee, as provided in accordance with Section 12 hereof.

2.23  “Term” means the period during which a particular Option or SAR may be exercised or the period during which the restrictions placed on a Restricted Stock Award are in effect.

2.24  “Total Disability” means total disability as defined under the Company’s or any Subsidiary’s group insurance plan covering total disability. In the absence of such insurance plan the Committee shall make such determination.

3.	Administration of the Plan

3.1  The Plan shall be administered by the Committee.

3.2  The Committee shall have plenary authority, subject to the provisions of the Plan, to determine when and to whom Awards shall be granted, the Term of each Award, the number of Shares covered by the Award, and all other terms or conditions of the Award. The Committee may grant such additional benefits in connection with any Award as it deems appropriate. The number of Shares, the Term, the other terms and conditions of a particular kind of Award and any additional benefits granted in connection with any Award need not be the same, even as to Awards made at the same time. The Committee’s actions in granting Awards, in setting their terms and conditions, and in granting any additional benefits in connection with any Award, shall be conclusive on all persons.

3.3  The Committee shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of, or in connection with, the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall be conclusive and binding upon all Grantees, Successors, and all other persons.

3.4  The Committee shall regularly inform the Board of its actions with respect to all Awards under the Plan and the terms and conditions of such Awards in a manner, at such times, and in such form as the Board may reasonably request.

3.5  The performance criteria for Awards made to any “covered employee” (as defined in Section 162(m) of the Code), and which are intended to qualify as “performance-based compensation” (as defined in Section 162(m) of the Code), shall consist of objective tests established by the Committee based on one or more of the indicators of performance described in Section 8.2.

4.	Eligibility

Awards may be made under the Plan to employees of the Company or a Subsidiary who have executive, managerial, supervisory or professional responsibilities. In making a determination concerning the granting of Awards to eligible employees, the Committee may take into account the nature of the services they have rendered or that the Committee expects they will render, their present and potential contributions to the success of the business, the number of years of effective service they are expected to have and such other factors as the Committee in its sole discretion shall deem relevant. Awards may be made to Non-Employee Directors pursuant to Section 10.

5.	Shares Subject to Plan

Subject to adjustment as provided in Section 21 below, 424,000 Shares are hereby reserved for issuance in connection with Awards under the Plan. The Shares so issued may be unreserved Shares held in the treasury however acquired or Shares which are authorized but unissued. For purposes of determining the number of Shares issued under the Plan, no Shares shall be deemed issued until they are actually delivered to a Grantee or such other person described in Section 11. Shares covered by Awards that either wholly or partly are not earned, or that expire or are forfeited, cancelled or terminated shall be available for future issuance of Awards. Subject to adjustment as provided in Section 21 below:

(a) the maximum number of Shares with respect to which Options and SAR’s may be granted during the term of the Plan to an employee under the Plan is 100,000 Shares;

(b) the maximum number of Shares with respect to which Restricted Stock Awards and awards of Shares may be granted during the term of the Plan to an employee or Non-Employee Director under the Plan is 50,000 Shares; and

(c) the maximum number of Shares with respect to which Restricted Stock Awards and awards of Shares may be granted in the aggregate during the term of the Plan is 100,000 Shares.

6.	Granting of Options to Employees

6.1  Subject to the terms of the Plan, the Committee may from time to time grant Options to eligible employees.

6.2  The aggregate Fair Market Value (as determined on the date of grant) of ISO Awards to an individual Grantee and exercisable for the first time during any calendar year shall not exceed $100,000.

6.3  The purchase price of each Share subject to Options shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted. Except as otherwise provided in Section 21, in no event may an Option be repriced.

6.4  The minimum purchase price of an ISO Award shall be 110% of Fair Market Value with respect to Grantees who at the time of Award are deemed to own 10% or more of the voting power of the Company as defined by the Code.

6.5  Each Option shall expire and all right to purchase Shares thereunder shall cease on the date fixed by the Committee, which subject to the terms of the Plan, shall not be later than the tenth anniversary of the date on which the Option was granted.

6.6  ISO awards shall expire and all rights to purchase Shares thereunder shall cease no later than the fifth anniversary of the date on which the Option was granted with respect to Grantees who at the time of Award are deemed to own 10% or more of the voting power of the Company as defined by the Code.

6.7  Each Option shall become exercisable at the time, and for the number of Shares, fixed by the Committee. Except to the extent otherwise provided in or pursuant to Sections 12 and 13, no Option granted to employees shall become exercisable as to any Shares during the first six months after the date on which the Option was granted.

6.8  Subject to the terms of the Plan, the Committee may make all or any portion of Option Shares subject to a Right of First Refusal for any period of time set by the Committee at the time of Award.

6.9  Each Option granted under this Section 6 shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

7.	Grant of Stock Appreciation Rights to Employees

7.1  The Committee may, in its discretion, grant an SAR to any employee that is the holder of an Option, either at the time the Option is granted or by amending the instrument evidencing the grant of the Option at any time after the Option is granted and more than six months before the end of the Term of the Option, so long as the grant is made during the period in which grants of SARs may be made under the Plan.

7.2  Each SAR shall be for such Term, and shall be subject to such other terms and conditions, as the Committee shall impose. The terms and conditions may include Committee approval of the exercise of the SAR, limitations on the time within which and the extent to which such SAR shall be exercisable, limitations on the amount of appreciation which may be recognized with regard to such SAR, and specification of what portion, if any, of the amount payable to the Grantee upon his or her exercise of an SAR shall be paid in cash and what portion, if any, shall be payable in Shares. If and to the extent that Shares are issued in satisfaction of amounts payable on exercise of an SAR, the Shares shall be valued at their Fair Market Value on the date of exercise.

7.3 Except to the extent otherwise provided in Sections 12 and 13, no SAR shall be exercisable during the first six months after its date of grant.

7.4  Upon exercise of an SAR, the Option, or portion thereof, with respect to which such right is exercised shall be surrendered and shall not thereafter be exercisable.

8.	Grant of Performance Unit Awards to Employees

8.1  The Committee may designate employees as Grantees of Performance Unit Awards and shall establish performance periods under the Performance Unit Awards, provided that the total value of the awards (determined as of the date of grant) covered by all Performance Unit Awards granted to a “covered employee” (as defined in Section 162(m) of the Code) with respect to a performance period shall not exceed 1% of EBITDA for the Company and its Subsidiaries on a consolidated basis for the three fiscal years immediately preceding the grant; provided, further that the total value of the awards (determined as of the date of grant) covered by all Performance Unit Awards granted to all “covered employees” (as defined in Section 162(m) of the Code) as a group with respect to a performance period shall not exceed 2% of EBITDA for the Company and its Subsidiaries on a consolidated basis for the three fiscal years immediately preceding the grant.

8.2  The Committee shall establish indicators of performance applicable to the relevant performance period. Indicators of performance are utilized to determine the amount and timing of Performance Unit Awards, and may vary between performance periods and different Performance Unit Awards. The indicators of performance shall be one or more of the following: the Company’s pretax income, net income, earnings per Share, revenue, expenses, return on assets, return on equity, return on investment, return on capital, net profit margin, operating profit margin, cash flow, total stockholder return, capitalization, liquidity, results of customer satisfaction surveys, quality, safety, productivity, cost management or process improvement or any combination of the foregoing as the Committee approves. Such performance goals may be determined solely by reference to the performance of the Company, a Subsidiary, or a division or unit of any of the foregoing, or based upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as, for example, a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or a change in accounting standards required by U.S. generally accepted accounting principles.

8.3  Subject to the terms of the Plan, the Committee may make downward adjustments in Performance Unit Awards to Grantees.

8.4  At the time of making grants of Performance Unit Awards, the Committee shall establish such terms and conditions as it shall determine applicable to such Awards. The number of shares paid in settlement of the Performance Unit Awards shall be determined based on the fair market value of shares on the date of settlement of the Performance Unit Awards.

8.5  Subject to applicable restrictions under Section 162(m) of the Code, the Committee shall determine the extent to which an Employee shall participate in a partial performance period because of becoming eligible to be a Grantee after the beginning of such performance period. In the event a Grantee is involuntarily terminated without cause or terminates employment due to death, Total Disability or retirement (as determined by the Committee), after completing at least 50% of the performance period for an Award, such Grantee shall be entitled to a pro rata portion of the Award if the indicators of performance are met, payable in accordance with procedures established by the Committee.

9.	Grant of Restricted Stock Awards to Employees

9.1  Subject to the terms of the Plan, the Committee may also grant eligible employees Restricted Stock Awards.

9.2  The terms and conditions of such Awards, including restrictions on transfer or on the ability of the Grantee to make elections with respect to the taxation of the Award without the consent of the Committee, shall be determined by the Committee. Except as provided in or pursuant to Sections 12 and 13, no such restrictions shall lapse earlier than the first, or later than the tenth, anniversary of the date of the Award.

9.3  The Committee may establish terms and conditions under which the Grantee of a Restricted Stock Award shall be entitled to receive a credit equivalent to any dividend payable with respect to the number of Shares which, as of the record date for such dividend, have been awarded but not delivered to him or her. Any such dividend equivalents shall be paid to the Grantee of the Restricted Stock Award at such time or times during the period when the Shares are being held by the Company pursuant to the terms of the Restricted Stock Award, or at the time the Shares to which the dividend equivalents apply are delivered to the Grantee, as the Committee shall determine. Any arrangement for the payment of dividend equivalents shall be terminated if, under the terms and conditions established by the Committee, the right to receive Shares being held pursuant to the terms of the Restricted Stock Award shall lapse.

9.4  Subject to the terms of the Plan, the Committee may make all or any portion of Shares Awarded under a Restricted Stock Award subject to a Right of First Refusal for any period of time set by the Committee at the time of Award.

9.5  The Committee may adopt and apply rules to ensure compliance with tax withholding requirements, including, but not limited to, the retention of a sufficient number of restricted shares upon which restrictions have lapsed to pay such tax.

10.	Awards to Non-Employee Directors

10.1  Mandatory Retainer Awards.  At the later of (i) the Board of Directors meeting immediately following the Company’s annual meeting of stockholders in each calendar year, and (ii) the third business day after the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of stockholders in each calendar year, each Non — Employee Director shall be granted an award of Shares equal in value to fifty percent (50%) of the then applicable level of annual Board and committee retainers, with the value of the Shares to be computed for the purposes of determining the number of Shares awarded by reference to the Fair Market Value of a Share on the date of the award of the Shares. Any Non-Employee Director appointed to the Board of Directors other than at the Company’s annual meeting of stockholders shall be granted upon his or her appointment an award of Shares equal in value to fifty percent (50%) of the then applicable level of annual Board and committee retainers, reduced proportionately as the Committee deems appropriate based on the time remaining until the next annual meeting of stockholders, with the value of Shares to be computed for the purposes of determining the number of Shares awarded by reference to the Fair Market Value of a Share on the date of the award of the Shares. Fractional Shares shall be rounded off to the nearest whole share. Such award shall be in lieu of fifty percent (50%) of the annual Board and Committee retainers otherwise payable to the Non-Employee Directors in cash. To the extent that there are insufficient Shares available for Awards, the Awards to all Non-Employee Directors for that year shall be proportionately reduced and the balance paid in cash. Notwithstanding the preceding, any award made under this Section 10.1 to the non-executive chairman of the Board may, at the discretion of the Committee, be made in cash rather than in Shares.

10.2  Discretionary Retainer Awards.  Each Non-Employee Director shall annually have the option of receiving up to 100% of the applicable level of annual Board and committee retainers in Shares rather than cash. Should any Non-Employee Director desire to take advantage of this option, such Non-Employee Director shall so notify the Committee no later than seven (7) calendar days prior to each year’s annual meeting of stockholders, which notification shall advise the Committee the percentage over and above the mandatory 50% of the annual Board and committee retainers the Non-Employee Director wishes to receive in Shares rather than cash. The number of Shares that shall be awarded to any such Non-Employee Director under this provision shall be determined in the same manner as the awards described in Section 10.1 above.

10.3  Non-Retainer Equity Awards.  In addition to the Mandatory Retainer Award under Section 10.1 above, at the later of (i) the Board of Directors meeting immediately following the Company’s annual meeting of stockholders in each calendar year, and (ii) the third business day after the announcement of the Company’s earnings results for the quarter ended prior to the Company’s annual meeting of stockholders in each calendar year, each Non-Employee Director shall be granted an award of not more than 3,000 Shares (with the exact number of Shares to be determined by the Committee). Any Non-Employee Director appointed to the Board of Directors other than at the Company’s annual meeting of stockholders shall be granted upon his or her appointment an award of not more than 3,000 Shares (with the exact number of Shares to be determined by the Committee reduced proportionately based on the time remaining until the next annual meeting of stockholders).

10.4  Deferral of Awards.  Notwithstanding Sections 10.1, 10.2 and 10.3, each Non-Employee Director shall have the right to defer all or a portion of his or her Mandatory Retainer Awards under Section 10.1, Discretionary Awards under Section 10.2, and Non-Retainer Equity Awards under Section 10.3 under the Saia, Inc. Directors’ Deferred Fee Plan.

11.	Non-Transferability of Rights

No rights under any Award shall be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, to the extent allowed by Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934, as amended from time to time, as then applicable to the Company’s benefit plans, the Committee may permit an NQSO to be transferred to a member or members of the Grantee’s immediate family, or to a trust for the benefit for such immediate family member(s) or a partnership, limited liability company, or similar entity in which such immediate family member(s) comprise the majority partners or equity holders. For purposes of this provision, a Grantee’s immediate family shall mean the Grantee’s spouse, children and grandchildren.

12.	Death or Termination of Employment of Employees

12.1  Subject to the provisions of the Plan, the Committee may make such provisions concerning exercise or lapse of Options or SARs on death or termination of employment as it shall, in its discretion, determine. No such provision shall extend the Term of an Option or SAR, nor shall any such provision permit an Option or SAR to be exercised prior to six months after the date on which it was granted, except in the event of death or termination by reason of disability.

12.2  Subject to the provisions of the Plan and pursuant to the Code, no ISO shall be exercisable as an ISO after the date which is three months following a Grantee’s termination of employment for any reason other than disability or death, or twelve months following a Grantee’s termination of employment by reason of disability. Following a Grantee’s death, the executor, administrator or other person acquiring an ISO by bequest or inheritance or by reason of the death of the Grantee may exercise it at any time during its remaining Term, provided the deceased Grantee was an employee either at the time of his death or within three months prior to death.

12.3  The effect of death or termination of employment on Shares issued or issuable pursuant to any Restricted Stock Awards and on cash payable pursuant to a Performance Unit Award shall be as stated in the Award.

12.4  Transfers of employment between the Company and a Subsidiary, or between Subsidiaries, shall not constitute termination of employment for purposes of any Award. The Committee may specify in the terms and conditions of an Award, whether any authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Award and the Plan.

13.	Provisions Relating to Termination of the Company’s Separate Existence

The Committee may provide that in the event the Company is to be wholly or partly liquidated, or agrees to participate in a merger, consolidation or reorganization in which it, or any entity controlled by it, is not the surviving entity, any and all Options and SARs granted under the Plan shall be immediately exercisable in full, any or all Restricted Stock Awards made under the Plan shall be immediately payable in full and any award agreement with respect to a Performance Unit Award will terminate and be of no further force and the amounts payable thereunder in such event shall be as specified in the award agreement. The Committee may also provide that the Grantees be paid the consideration received by stockholders in such transaction, minus (1) the Option price of the Grantee’s Options and (2) the Fair Market Value of Shares covered by SARs on the date of grant of the SARs, in full satisfaction of such Options and SARs.

14.	Writings Evidence Awards

Each Award granted under the Plan shall be evidenced by a writing which may, but need not, be in the form of an agreement to be signed by the Grantee. The writing shall set forth the nature and size of the Award, its Term, the other terms and conditions thereof, other than those set forth in the Plan, and such other information as the Committee directs. Acceptance of any benefits of an Award by the Grantee shall be conclusively presumed to be an assent to the terms and conditions set forth therein, whether or not the writing is in the form of an agreement to be signed by the Grantee.

15.	Exercise of Rights Under Awards

15.1  A person entitled to exercise an Option or SAR may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option or SAR is being exercised and any other information the Committee may prescribe.

15.2  In the case of an exercise of an Option, the notice shall be accompanied by payment in full for the purchase price of any Shares to be purchased with such payment being made (i) in cash; (ii) in Shares having a Fair Market Value equivalent to the purchase price of such Option; (iii) in a combination thereof; or (iv) by means of a cashless exercise pursuant to the cashless exercise program offered by the Company (if any, and to the extent allowed by law). No Shares shall be issued upon exercise of an Option until full payment has been made therefor.

15.3  The notice of exercise of an SAR shall be accompanied by the Grantee’s copy of the writing or writings evidencing the grant of the SAR and the related Option.

15.4  Upon exercise of an Option or SAR, or grant of a Restricted Stock Award but before a distribution of Shares in satisfaction thereof, the Grantee may request in writing that the Shares to be issued in satisfaction of the

Award be issued in the name of the Grantee or the Grantee and another person as joint tenants with right of survivorship or as tenants in common.

15.5  If a Right of First Refusal has been required for some or all of the Shares applicable to an Option, SAR, or Restricted Stock Award, the Grantee shall be required to acknowledge in writing his or her understanding of such Right of First Refusal and the legend which shall be placed on the certificates for such Shares.

15.6  All notices or requests provided for herein shall be delivered to the Secretary of the Company.

16.	Effective Date of the Plan and Duration

16.1  The Plan shall become effective on January 23, 2003, subject to approval within one (1) year thereafter by the Company’s stockholders.

16.2  No Awards may be granted under the Plan on or after January 22, 2013 although the terms of any Award may be amended at any time prior to the end of its Term in accordance with the Plan.

17.	Date of Award

The date of an Award shall be the date on which the Committee’s determination to grant such Award is final, or such later date as shall be specified by the Committee.

18.	Shareholder Status

No person shall have any rights as a stockholder by virtue of the grant of an Award under the Plan except with respect to Shares actually issued to that person.

19.	Postponement of Exercise

The Committee may postpone any exercise of an Option or SAR or the distribution of any portion of a Restricted Stock Award or the grant of Shares for such time as the Committee, in its discretion, may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option or an SAR or distributable in satisfaction of a Restricted Stock Award or pursuant to a grant of Shares under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares, or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (i) or (ii) above needs to be taken. The Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to recognize the exercise of an Option or an SAR or to sell or issue shares in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the Term of an Option or SAR nor shorten the Term of any restriction attached to any Restricted Stock Award. Neither the Company nor its directors or officers shall have any obligation or liability to any Grantee, to the Grantee’s Successor or to any other person with respect to any Shares with respect to which the Option or SAR shall lapse because of such postponement or as to which issuance under a Restricted Stock Award was delayed.

20.	Termination, Suspension or Modification of Plan or Awards

The Board may at any time terminate, suspend or modify the Plan, except that the Board shall not, without authorization of the Company’s stockholders in accordance with the requirements of Section 16, effect any change (other than through adjustment for changes in capitalization as herein provided) which:

20.1  increases the aggregate number of Shares for which Awards may be granted;

20.2  lowers the minimum Option price;

20.3  lengthens the maximum period during which an Option or SAR may be exercised;

20.4  increases the maximum amount a Grantee may be paid upon the exercise of an SAR;

20.5  disqualifies any member of the Committee from being a “disinterested person” as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended;

20.6  changes the class of employees eligible to receive Awards; or

20.7  extends the period of time during which Awards may be granted.

No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under an Award granted before the date of such termination, suspension or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Except as described above, the Committee may amend the Plan and any Award granted under the Plan as the Committee deems necessary or appropriate to comply with Section 409A of the Code.

21.	Adjustment for Changes in Capitalization

Any increase in the number of outstanding Shares of the Company occurring through stock splits or stock dividends after the adoption of the Plan shall be reflected proportionately in an increase in the aggregate number of Shares then available for the grant of Awards under the Plan, or becoming available through the termination, surrender or lapse of Awards previously granted but unexercised, and an increase in the number of Shares subject to Awards then outstanding; and in the number of Shares available for grant under Section 10; and a proportionate reduction shall be made in the per Share option price as to any outstanding Options. Any fractional shares resulting from such adjustment shall be eliminated. If changes in capitalization other than those considered above shall occur, the Board shall make such adjustment in the number or class of Shares, remaining subject to Awards then outstanding and in the per Share Option price as the Board in its discretion may consider appropriate, and all such adjustments shall be conclusive upon all persons.

22.	Delivery of Shares in Lieu of Cash Incentive Awards

22.1  Any employee otherwise eligible for an Award under the Plan who is eligible to receive a cash incentive payment from the Company under any management incentive plan may make application to the Committee in such manner as may be prescribed from time to time by the Committee, to receive Shares from the Plan in lieu of all or any portion of such cash payment.

22.2  The Committee may in its discretion honor such application by delivering Shares from the Plan to such employee equal in Fair Market Value to that portion of the cash payment otherwise payable to the employee under such incentive plan for which a Share delivery is to be made in lieu of cash payment.

22.3  Any Shares delivered to employees under the Plan in lieu of cash incentive payments shall come from the aggregate number of Shares authorized for use by the Plan and shall not be available for any other Awards under the Plan.

23.	Non-Uniform Determination

The Committee’s determination under the Plan including, without limitation, determination of the persons to receive Awards, the form, amount and type of Awards, the terms and provisions of Awards and the written material evidencing such Awards, the grant of additional benefits in connection with any Award, and the granting or rejecting of applications for delivery of Shares in lieu of cash bonus or incentive payments need not be uniform and may be made selectively among otherwise eligible employees, whether or not such employees are similarly situated.

24.	Taxes

The Company may withhold amounts necessary to satisfy its tax withholding obligations with respect to Awards.

25.	Tenure

An employee’s right, if any, to continue in the employ of the Company or a Subsidiary shall not be affected by the fact that he or she has been granted an Award. At the sole discretion of the Committee, an employee terminated for Cause may be required to forfeit all of his or her rights under the Plan, except as to Options or SARs already exercised and Restricted Stock Awards on which restrictions have already lapsed.

26.	Application of Proceeds

The proceeds received by the Company from the sale of its Shares under the Plan shall be used for general corporate purposes.

27.	Other Actions

Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right to grant options for proper corporate purposes otherwise than under the Plan to any person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

28.	Governing Law

The Plan and all determinations made and action taken pursuant hereto shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the principles of conflicts of law which might otherwise apply.

As amended January 30, 2007.

Exhibit C

AMENDMENT TO THE
SAIA, INC.
AMENDED AND RESTATED
2003 OMNIBUS INCENTIVE PLAN

WHEREAS, Saia, Inc. (“Company”) previously adopted the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan (“Plan”);

WHEREAS, Section 20 of the Plan affords the Board of Directors (the “Board”) of the Company the authority to amend the Plan subject to the approval of the Company’s stockholders in certain instances; and

WHEREAS, the Board desires to amend the Plan, and recommend the amendments to the Company’s stockholders for approval at the Company’s annual meeting in 2007.

NOW THEREFORE, effective upon the approval of the Company’s stockholders at the Company’s annual meeting in 2007, the Plan is amended as follows:

1. Section 5 is deleted in its entirety and replaced with the following:

Subject to adjustment as provided in Section 21 below, 824,000 Shares are hereby reserved for issuance in connection with Awards under the Plan. The Shares so issued may be unreserved Shares held in the treasury however acquired or Shares which are authorized but unissued. For purposes of determining the number of Shares issued under the Plan, no Shares shall be deemed issued until they are actually delivered to a Grantee or such other person described in Section 11. Shares covered by Awards that either wholly or partly are not earned, or that expire or are forfeited, cancelled or terminated shall be available for future issuance of Awards. Subject to adjustment as provided in Section 21 below:

(a) the maximum number of Shares with respect to which Options and SAR’s may be granted during the term of the Plan to an employee under the Plan is 200,000 Shares;

(b) the maximum number of Shares with respect to which Restricted Stock Awards and awards of Shares may be granted during the term of the Plan to an employee or Non-Employee Director under the Plan is 100,000 Shares; and

(c) the maximum number of Shares with respect to which Restricted Stock Awards and awards of Shares may be granted in the aggregate during the term of the Plan is 200,000 Shares.

C-1

Location of Saia, Inc. Annual Meeting of Shareholders

EBC Office and Conference Center, 11330 Lakefield Dr., Bldg. 2, Duluth, Georgia 30097.

☒	Please mark votes as in this example.

SAIA, INC.

The Board of Directors recommends a vote FOR the nominees named hereon, and “FOR” proposals 2 and 3.
Vote on Directors
1. Elect three directors, each for a term of three years:

Nominees:
01) John J. Holland 02) Richard D. O’Dell 03) Douglas W. Rockel	FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES

RECORD DATE SHARES:

For All Except
To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line above.

Vote on Proposal

			FOR	AGAINST		ABSTAIN
2.	Ratify the appointment of KPMG LLP as the Company’s independent auditors for 2007.

			FOR	AGAINST		ABSTAIN
3.	Approve the amendment to the Saia, Inc. Amended and Restated 2003 Omnibus Incentive Plan.
Please indicate if you plan to attend this meeting		YES			NO

     Please be sure to sign and date this Proxy.          Date

Shareholder signature Co-owner signature

For address changes and/or comments, please check this box and write them on the back where indicated
Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

DETACH CARD	DETACH CARD

UMB BANK SECURITIES TRANSFER
DIVISION
P.O. BOX 419064
KANSAS CITY, MO 64141-6064
VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Saia, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE — 1-800-454-8683
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Saia, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.saia.com

SAIA, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS, APRIL 19, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     The undersigned hereby appoints HERBERT A. TRUCKSESS, III, JOHN J. HOLLAND and JAMES A. DARBY, and each of them, with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of Saia, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of Saia, Inc. to be held at the EBC Office and Conference Center, 11330 Lakefield Dr. Bldg 2, Duluth, GA 30097, on April 19, 2007 at 10:30 a.m., and at any adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting.
     If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no choice is specified, this proxy will be voted “FOR” the nominees named hereon, and “FOR” proposal 2.
PLEASE NOTE ADDRESS CHANGES HERE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH CARD	DETACH CARD
YOUR VOTE IS IMPORTANT!
If you vote by the Internet or telephone, DO NOT return your proxy card.
VOTE BY
INTERNET***TELEPHONE***MAIL
24 hours a day - 7 days a week
Your vote is important. Please vote immediately.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote-by-Mail
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Saia, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.